As filed with the Securities and Exchange Commission on November 14, 2001

                                               Registration No. 33-2659/811-4556

                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-14

            REGISTRIATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[ ] Pre-Effective Amendment No.                 [ ] Post-Effective Amendment No.

                                IDEX Mutual Funds
               (Exact name of Registrant as specified in Charter)

                         Area Code and Telephone Number:
                                 (888) 233-4339
                              570 Carillon Parkway
                       St. Petersburg, Florida 33716-1202
               (address of Principal Executive Offices) (Zip Code)

                              John K. Carter, Esq.
                                IDEX Mutual Funds
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                     (Name and address of agent for service)

                      ------------------------------------

                                    Copy To:

                             Kimberly J. Smith, Esq.
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2415
                       ----------------------------------

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective on December 14, 2001, pursuant to Rule 488.

Registrant has registered an indefinite number of shares of its common stock pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. Accordingly, no filing fee is being paid at this time.

                       ----------------------------------

                                IDEX MUTUAL FUNDS

                                    Form N-14

                              Cross Reference Sheet
            Pursuant to Rule 481(a) Under the Securities Act of 1933

ITEM NO.                                                 HEADING

Part A

1.   Beginning of Registration Statement
     And Outside Front Cover Page of Prospectus.......   Cover Page

2.   Beginning and Outside Back Cover Page of
     Prospectus.......................................   Cover Page

3.   Synopsis and Risk Factors........................   Summary

4.   Information About the Transaction................   Letter to Shareholders;
                                                         Summary; Reasons for
                                                         the Exchange;
                                                         Information About the
                                                         Exchange; Q&A

5.   Information About the Registrant.................   Letter to Shareholders;
                                                         Summary; Reasons For
                                                         the Exchange;
                                                         Information About the
                                                         Exchange; Additional
                                                         Information About the
                                                         Fund and the Acquiring
                                                         Fund

6.   Information About the Company Being Acquired        Letter to Shareholders;
                                                         Reasons for the
                                                         Exchange; Information
                                                         About the Exchange;
                                                         Additional Information
                                                         About the Fund and The
                                                         Acquiring Fund

7.   Voting Information                                  Letter to Shareholders;
                                                         Cover Page; Voting
                                                         Information; Q & A

8.   Interest of Certain Persons and Experts             Not Applicable

9.   Additional Information Required for                 Not Applicable
     Reoffering by Persons Deemed to be
     Underwriters

PART B                                       STATEMENT OF ADDITIONAL INFORMATION
                                                         CAPTION

10.  Cover Page                                          Cover Page

11.  Table of Contents                                   Not Applicable

12.  Additional Information about the                    Statement of Additional
     Registrant                                          Information of IDEX (1)

13.  Additional Information About the                    Not Applicable
     Company being Acquired

14.  Financial Statements                                Financial Statements;
                                                         Pro Forma
                                                         Financial Statements;
                                                         IDEX Annual Report and
                                                         Semi-Annual Report (2)


(1) Incorporated by reference to the Registration Statement of the Registrant on Form N-1A (File No. 33-2659).
(2)      IDEX Annual Report incorporated by reference.


PART C

15.      Indemnification

16.      Exhibits

17.      Undertakings

IMPORTANT INFORMATION FOR SHAREHOLDERS OF IDEX AMERICAN CENTURY INTERNATIONAL TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

         Please read the enclosed prospectus/proxy statement for a complete description of the proposals. However, as a quick reference, the following questions and answers provide a brief overview of the proposals:

Q.       ON WHAT PROPOSALS AM I BEING ASKED TO VOTE?
         Shareholders are being asked to:
         - Approve a reorganization of their Fund. If shareholders decide in favor of the proposal, IDEX American Century will merge with IDEX International Equity, and you will become a shareholder of IDEX International Equity.
         - Re-elect the current Trustees of the Board and elect two new Trustees to the Board of Trustees.
         - Approve a proposal to permit IDEX Management, Inc. ("IMI"), after obtaining the approval of the Board of Trustees of the Fund (the "Board"), to enter into and materially amend Sub-Advisory Agreements with non-affiliated sub-advisers for the Fund, without obtaining shareholder approval.

Q.       HAS THE BOARD APPROVED THE PROPOSALS?
A. Yes. The IDEX Board has approved all of the proposals and recommends that you vote "FOR" each applicable proposal.

Q.       WHAT HAPPENS IF SHAREHOLDERS DECIDE IN FAVOR OF A MERGER?
A. A closing date will be set for the reorganization. Shareholders will receive full and fractional shares of IDEX International Equity equal in value to the shares of IDEX American Century International that they owned on the Closing Date. The net asset value per share of IDEX American Century International will not be affected by the transaction. So the reorganization will not result in a dilution of any shareholder's interest. Approval of this merger is contingent upon approval of a new sub-advisory agreement by the current shareholders of IDEX International Equity.

Q.       WHAT ARE THE ADVANTAGES OF MERGING THE FUNDS?
A. There are three key potential advantages: American Century Investment Management, Inc. ("American Century"), sub-adviser to your Fund, recently became sub-adviser of IDEX International Equity, subject to approval by IDEX International Equity's shareholders. American Century has an investment team that follows a highly disciplined investment strategy and expertise.

         By combining the funds, shareholders may enjoy lower expense ratios over time. Larger funds tend to enjoy economies of scale not available to funds with smaller assets under management.

         These lower costs may lead to stronger performance, since total return to a fund's shareholders is net of fund expenses.

         The potential benefits are explained in more detail in the enclosed prospectus/proxy statement.

Q.       HOW ARE THESE TWO FUNDS ALIKE?
A.       Both funds seek growth of capital and both are international funds.

Q.       IF THE FUNDS MERGE, WILL THERE BE TAX CONSEQUENCES FOR ME?
A. Unlike a transaction where you direct IDEX to sell shares of one fund in order to buy shares of another, the reorganization will not be considered a taxable event. The funds themselves will recognize no gains or losses on assets as a result of a reorganization. So you will not have reportable capital gains or losses due to the reorganization.

Q.       WHY ARE INDIVIDUALS RECOMMENDED FOR ELECTION TO THE BOARD OF TRUSTEES?
A. IDEX is devoted to serving the needs of its shareholders, and the Board is responsible for managing the Fund's business affairs to meet those needs. The Board represents the shareholders and can exercise all of the Fund's powers, except those reserved for shareholders.

                  Trustees are selected for election to the Board on the basis of their education and professional experience. Candidates are chosen based on their distinct interest in, and capacity for understanding the complexities of, the operation of a mutual fund. These individuals bring considerable experience to the impartial oversight of a Fund's operation.

                  The Proxy Statement includes a brief description of each nominee's history and current position with IDEX, if applicable.

Q. WHY AM I BEING ASKED TO APPROVE A PROPOSAL TO PERMIT IMI TO ENTER INTO, OR AMEND, A SUB-ADVISORY AGREEMENT WITHOUT SHAREHOLDER APPROVAL?
A. The Board felt that it was in the best interest of IDEX and its shareholders to permit IMI to have maximum flexibility to select, supervise and evaluate sub-advisers, without incurring the unnecessary delay or expense of obtaining shareholder approval because it will allow each fund to operate more efficiently. Currently, a shareholders' meeting must be held to appoint a sub-adviser or materially amend a sub-advisory agreement. This necessitates creation and distribution of proxy materials, and solicitation of proxy votes from shareholders. This process is timely and costly. The Board also feels that IMI has significant experience and expertise in working with, and selecting, sub-advisers.

Q.       HOW MANY VOTES DO YOU NEED TO APPROVE THESE PROPOSALS?
A. We need a plurality, or a majority of the votes cast, to approve the proposal to elect the Trustees, we need the affirmative vote of a majority of each applicable fund's outstanding voting securities, as defined by the Investment Company Act of 1940, for the fund specific proposals.

Q. WHAT IF WE DO NOT HAVE ENOUGH VOTES TO MAKE THE DECISIONS BY THE SCHEDULED SHAREHOLDER MEETING DATE?
A. If we do not receive sufficient votes to hold the meeting, we or ALAMO Direct, a proxy solicitation firm, may contact you by mail or telephone to encourage you to vote. Shareholders should review the proxy materials carefully and cast their vote to avoid additional mailings or telephone calls. If we do not have enough votes to approve the proposals by the time of the shareholder meeting at 11:00 a.m. on February 15, 2002, the meeting may be adjourned to permit further solicitation of proxy votes.

Q.       HOW MANY VOTES AM I ENTITLED TO CAST?
A. As a shareholder, you are entitled to one vote for each share of each fund that you own, and fractional votes to reflect the fractional shares that you own on the record date, November 30, 2001.

Q.       HOW DO I VOTE MY SHARES?
A. You can vote your shares by mail, via the Internet, by telephone or by facsimile. To vote by mail, complete and sign the enclosed proxy card, and mail it in the enclosed, postage-paid envelope.

To vote via the Internet, by telephone or by facsimile, please follow the enclosed instructions.

If you need any assistance, or have any questions regarding the proposals, or how to submit your vote, please call IDEX Customer Service at 1-888-233-4339 between the hours of 8:00 a.m. and 8:00 p.m. ET (Monday - Friday).

Q.       HOW DO I SIGN THE PROXY CARD?
A. INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.

         JOINT ACCOUNTS: Both the owners must sign and the signatures should conform exactly to the names shown on the account registration.

         ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust should include his or her title when he or she signs, such as :Jane Doe, Trustee"; or an authorized officer of a company should indicate his or her position with the company, such as "John Smith, President."

Q.       WHO DO I CALL IF I HAVE QUESTIONS ABOUT THE PROXY STATEMENT?
A. Call your IDEX Customer Service Representative at 1-888-233-4339 between the hours of 8:00 a.m. and 8:00 p.m. ET (Monday - Friday).

THE ATTACHED PROSPECTUS/PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION ABOUT THE PROPOSALS RELATING TO THE APPLICABLE FUND. PLEASE READ IT CAREFULLY!

                       IDEX AMERICAN CENTURY INTERNATIONAL
                                IDEX Mutual Funds
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716

Dear Shareholder:

         As a shareholder of IDEX American Century International (the "Fund"), you are entitled to vote on the following proposals that are described below and in the enclosed materials:

1. To consider an Agreement and Plan of Reorganization providing for the transfer of all of the assets, subject to liabilities, of the Fund to IDEX International Equity (the "Acquiring Fund") in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Exchange" or the "Reorganization"). The shares of the Acquiring Fund received in the Exchange will be distributed by the Fund to its shareholders in liquidation of the Fund, after which the Fund will be dissolved;
2. To re-elect the current Trustees of the Board and to elect two new Trustees to the Board;
3. To consider approval of a proposal permitting IDEX Management, Inc. ("IMI"), after obtaining the approval of the Board of Trustees of IDEX (the "Board"), to enter into and materially amend sub-advisory agreements with non-affiliated sub-advisers on behalf of the Fund and future funds, without obtaining shareholder approval ("Sub-Adviser Approval Policy");

as set forth in the Prospectus/Proxy Statement accompanying this notice, and to transact such other business as may properly come before the meeting and any adjournments. The Board is not aware of any other business to come before the meeting. Approval of the reorganization is contingent upon approval of a new sub-advisory agreement by the shareholders of IDEX International Equity at a meeting to be held on February 8, 2001.

         The IDEX Board of Trustees has determined that it would be in the best interest of the Fund and its shareholders if the Fund were to exchange its assets (subject to liabilities) for shares of IDEX International Equity (the "Acquiring Fund") that has a similar investment objective and similar management policies as the Fund. The Acquiring Fund's former sub-adviser, GE Asset Management Incorporated ("GEAM") notified the Board that it was resigning as sub-adviser to the Acquiring Fund effective at close of business on October 4, 2001. Effective October 5, 2001, the investment adviser entered into an interim sub-advisory agreement with American Century Investment Management, Inc. on behalf of the Acquiring Fund. The Board then determined that it was in the best interest of IDEX, the Fund and its shareholders to merge the international funds offered by IDEX into one fund with a respected sub-adviser which would result in a larger asset base and possible expense reductions for the shareholders.

         The first proposal provides that the Fund exchange all of its assets, subject to liabilities, for shares of the Acquiring Fund (the "Exchange"). Promptly thereafter, the Fund will distribute pro rata the Acquiring Fund shares received in the Exchange to its shareholders in complete liquidation of the Fund. Thus, each Fund shareholder will receive for his or her Fund shares a number of Acquiring Fund shares equal to the aggregate NET ASSET VALUE of the shareholder's Fund shares as of the date of the Exchange.

         Here are some facts about the Exchange that will be useful to you as you vote:

         o There will be no gain or loss for you to become a shareholder of the Acquiring Fund
         o In the opinion of counsel, the Exchange will be free from Federal income taxes to you, the Fund and Acquiring Fund

         o The holding period and aggregate tax basis of the Acquiring Fund shares you receive in the Exchange will be the same as the holding period and aggregate tax basis of your Fund shares
         o You will be able to redeem your shares of the Acquiring Fund for cash at net asset value without any redemption fees or required holding period
         o Shares of the Acquiring Fund are priced each day the New York Stock Exchange is open for business and you may redeem all or a part of your shares at the then-current net asset value per share
         o As a shareholder of the Acquiring Fund, you will have the ability to exchange your shares of other open-end funds in the IDEX family of funds

         Further information about the transaction is contained in the enclosed materials, which you should review carefully.

         You are also being asked to re-elect the current members of the IDEX Board of Trustees and to elect two new Trustees to the Board.

         Finally you are being asked to consider a proposal to permit IMI, after obtaining Board approval, to enter into and materially amend Sub-Advisory Agreements on behalf of the Fund with non-affiliated sub-advisers without obtaining shareholder approval. This Sub-Adviser Approval Policy may result in cost savings to IDEX and its shareholders.

         A Question and Answer section is included regarding this proxy and its proposals.

         For your convenience, you may vote by mail, by telephone, via the Internet or by facsimile.

TO VOTE BY MAIL:
----------------
Indicate your votes on the enclosed proxy card date and sign the proxy and mail it in the enclosed envelope, which requires no postage if mailed in the United States. Please allow sufficient time for the proxy card to be received on or before 11:00 a.m., February 15, 2002.You may also vote via the Internet, by telephone or by fax by following the enclosed instructions.

If you vote via the Internet, by telephone or via facsimile, please do not mail your proxy card.

         The IDEX Board recommends that the Fund's shareholders vote "FOR" the proposals.

         If you have any questions after considering the enclosed materials, please call 1-888-233-IDEX (4339) (between the hours of 8:00 a.m. and 8:00 p.m. E.T. Monday - Friday

                                       Sincerely,
                                       John R. Kenney
                                       Chairman and Chief Executive
                                       Officer

         December 12, 2001

                                IDEX MUTUAL FUNDS
                       IDEX American Century International
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                           (Toll-Free) 1-888-233-4339
                   NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                                February 15, 2002

To the shareholders of IDEX American Century International of IDEX Mutual Funds:

Notice is hereby given that a special meeting of the shareholders of IDEX American Century International fund (the "Fund") of IDEX Mutual Funds ("IDEX") will be held at 570 Carillon Parkway, St. Petersburg, Florida 33716, on the 15th day of February, 2002 at 10:00 a.m., local time, or any adjournment(s) thereof, for the following purposes:

1. To consider an Agreement and Plan of Reorganization providing for the transfer of all of the assets, subject to liabilities, of the Fund to IDEX International Equity (the "Acquiring Fund") in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Exchange"). The shares of the Acquiring Fund received in the Exchange will be distributed by the Fund to its shareholders in liquidation of the Fund, after which the Fund will be dissolved;
2. To re-elect the current Trustees of the Board and to elect two new Trustees to the Board;
3. To consider approval of a proposal permitting IDEX Management, Inc. ("IMI"), after obtaining the approval of the Board of Trustees of IDEX (the "Board"), to enter into and materially amend Sub-Advisory Agreements with non-affiliated sub-advisers on behalf of the Fund and future funds, without obtaining shareholder approval ("Sub-Adviser Approval Policy");

as set forth in the Prospectus/Proxy Statement accompanying this notice, and to transact such other business as may properly come before the meeting and any adjournments. The Board is not aware of any other business to come before the meeting.

The Board of Trustees of IDEX (the "Board" or the "IDEX Board") has fixed the close of business on November 30, 2001 as the record date (the "Record Date") for the determination of shareholders of the Fund that are entitled to notice of, and to vote at, the meeting. You are entitled to vote at the meeting and any adjournment(s) thereof if you owned shares of the Fund at the close of business on November 30, 2001. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please vote by mail, by telephone, via the Internet or by facsimile following the instructions included in this statement. If your shares are held in the name of your brokerage firm (a street name account), please complete your proxy card and return it to your broker. Your vote is still important. If you vote prior to February 15, 2002, and then decide to attend the meeting, you may change your vote in person at the meeting. The proposal set forth above has been unanimously approved by the Board with respect to the Fund. The Board recommends that you vote shares that you are entitled to vote "FOR" each proposal. This Notice and accompanying Proxy Statement will be mailed on or about December 12, 2001.

We look forward to your participation, and we thank you for your continued confidence in IDEX.

                                       By Order of the Board of Trustees,


                                       /s/ JOHN K. CARTER
                                       -------------------------
                                       John K. Carter, Secretary
                                       IDEX Mutual Funds
                                       St. Petersburg, Florida

December 12, 2001

                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

You may vote by mail, by telephone, via the Internet or by facsimile. Please vote only one time, using the method that you prefer, unless you later decide to change your vote prior to the Meeting.

If you vote by telephone, via the Internet, or by facsimile, please do not mail your proxy card.

IDEX will furnish, without charge, a copy of its most recent annual report to shareholders upon request. Any such request should be directed to IDEX by calling (888) 233-4339 or by writing to IDEX at P.O. Box 9015, Clearwater, FL 33758-9015.

In order to avoid the additional expense and delay of further solicitation, we ask that you mail your proxy promptly.

--------------------------------------------------------------------------------
PROPOSAL No. 1: THE ACQUISITION OF THE ASSETS OF IDEX AMERICAN CENTURY INTERNATIONAL BY AND IN EXCHANGE FOR SHARES OF IDEX INTERNATIONAL EQUITY

--------------------------------------------------------------------------------

                           PROSPECTUS/PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD February 15, 2002

This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees of IDEX Mutual Funds ("IDEX") on behalf of IDEX American Century International (the "Fund") to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held February 15, 2002, at 10:00 a.m., Eastern Time, at the IDEX offices, 570 Carillon Parkway, St. Petersburg, Florida 33716, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholder of record at the close of business on November 30th , 2001 are entitled to receive notice of and to vote at the Meeting.

It is proposed that the Fund transfer all of its assets, subject to certain liabilities, to IDEX International Equity (the "Acquiring Fund"), are more fully described in this Prospectus/Proxy Statement (the "Exchange"). Upon consummation of the Exchange, the Acquiring Fund shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of Acquiring Fund shares (or fractions thereof) for Fund shares held prior to the Exchange. Thus, it is contemplated that each shareholder will receive for his or her Fund shares a number of Acquiring Fund shares (or fractions thereof) equal in value to the aggregate net asset value of the shareholder's Fund shares as of the date of the Exchange.

This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.

A Statement of Additional Information ("SAI") dated March 1, 2001, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference in its entirety. The SEC maintains a web site (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund. A copy of the SAI is available without charge by calling 1-888-233-4339, or writing to IDEX at P.O. Box 9015, Clearwater, Florida 33758-9015.

--------------------------------------------------------------------------------
MUTUAL FUND SHARES ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
--------------------------------------------------------------------------------
AS WITH ALL MUTUAL FUNDS, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

The Acquiring Fund is a series of IDEX, an open-end, diversified management investment company advised by Idex Management, Inc. ("IMI"). The Fund is also a series of IDEX. The Acquiring Fund and the Fund have a similar investment objective and similar management policies. The substantive difference between the Fund and the Acquiring Fund are set forth in this Prospectus/Proxy Statement.

The Acquiring Fund's Prospectus dated March 1, 2001, and the Acquiring Fund's Gain and Loss Statement for the period ending April 30, 2001, each accompany this Prospectus/Proxy Statement. Such Prospectus and financial statements are incorporated by reference. For a free copy of the IDEX Annual Report or Semi-Annual Report, write to IDEX at P.O. Box 9015, Clearwater, Florida 33758-9015, or call 1-888-233-2659.


Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by giving another proxy or by letter or telegram directed to IDEX, which must indicate the shareholder's name. To be effective, such revocation must be received before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. As of November 30, 2001, ______ share's of the Fund's common stock were issued and outstanding.

Proxy materials will be mailed to shareholders of record on or about December 13, 2001.

                                TABLE OF CONTENTS

Proposal No. 1 - Acquisition of Assets:
Summary........................................................................   4
Reasons for the Exchange.......................................................  11
Information about the Exchange.................................................  13
Additional Information about the Fund and the Acquiring Fund...................  13
Proposal No.2 - Election of Trustees to the IDEX Board.........................  13
Proposal No. 3 - Approval of A Sub-Adviser Approval Policy.....................  18
Voting Information.............................................................  22
Financial Statements and Experts...............................................  24
Other Matters..................................................................  24
Notice to Broker/Dealers and Voting Trustees and Their Nominees................  24
Exhibit A: Agreement and Plan of Reorganization................................  1A


--------------------------------------------------------------------------------

                  PROPOSAL No. 1: SUMMARY - Re: REORGANIZATION

--------------------------------------------------------------------------------

This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the IDEX Prospectus (which contains information about the Fund and the Acquiring Fund, dated March 1, 2001) the Annual and Semi-Annual Reports, and the form of Agreement and Plan of Reorganization attached to this Prospectus/Proxy Statement as Exhibit A.

PROPOSED TRANSACTION. The IDEX Board, at a meeting held on October 30, 2001, including Board members who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended ("1940 Act")), has approved an Agreement and Plan of Reorganization (the "Plan"). The Plan provides that, subject to the requisite approval of the Fund's shareholders, on the date of the Exchange the Fund will assign, transfer and convey to the Acquiring Fund all of the assets (subject to certain liabilities) of the Fund, including all securities and cash, in exchange for shares of the acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets. The Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each shareholder will receive a pro rata net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Exchange. Thereafter, the Fund will be dissolved.

As a result of the Exchange, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Exchange.

The IDEX Board has concluded that the Exchange would be in the best interests of the Fund and its shareholders, and the interests of existing shareholders of the Fund would not be diluted as a result of the transactions contemplated by the Exchange. See "Reasons for the Exchange."

TAX CONSEQUENCES. As a condition to the closing of the Exchange, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for Federal income tax purposes, (a) no gain or loss will be recognized by the Fund, the acquiring Fund, or the Fund's shareholders as a result of the Exchange, (b) the holding period and aggregate tax basis of Acquiring Fund shares received by a Fund shareholder will be the same as the holding period and aggregate tax basis of the shareholder's Fund shares, provided the Fund shares are held as capital assets and (c) the holding period and tax basis of the Fund's assets transferred to the Acquiring Fund as a result of the Exchange will be the same as the holding period and tax basis of such assets held by the Fund immediately prior to the Exchange. See "Information about the Exchange - Federal Income Tax Consequences."

COMPARISON OF THE FUND AND THE ACQUIRING FUND. The following discussion is primarily a summary of certain parts of the Fund's Prospectus, and the Acquiring Fund's Prospectus. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such IDEX Prospectus, which are incorporated herein by reference.

         Objective. The Fund and the Acquiring Fund have similar investment objectives. Each seeks capital growth. Effective October 5, 2001, American Century became sub-adviser for the Acquiring Fund, under the terms of an interim sub-advisory agreement for a period not to exceed 150 days or until approval by shareholders of the Acquiring Fund of a new Sub-Advisory Agreement. The Acquiring Fund then adopted similar investment policies and strategies as the Fund to fulfill its investment objective.

         Acquiring Fund and Fund. To pursue its goals, each Fund invests in stocks of growing foreign companies. The fund manager uses a growth investment strategy developed by American Century to invest in stocks of companies that it believes will increase in value over time. This strategy looks for companies with earnings and revenue growth potential. Ideally, the fund manager looks for companies whose earnings and revenues are not only growing, but growing at a successfully faster, or accelerating, pace. This strategy is based on the premise that, over the long term, the stocks of companies with earnings and revenue growth have a greater than average chance to increase in value.

         The fund manager uses a bottom-up approach to select stocks to buy for each Fund. The manager tracks financial information for thousands of companies to identify trends in the companies' earnings and revenues. This information is used to help the fund manager select or decide to continue to hold the stocks of companies he or she believes will be able to sustain their growth, and to sell stocks of companies whose growth begins to slow down.

         In addition to locating strong companies with earnings and revenue growth, the fund manager believes that it is important to diversify fund holdings across different countries and geographical regions in an effort to manage the risks of an international portfolio. For this reason, the fund manager also considers the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency fluctuations and tax considerations when making investments.

         The fund manager does not attempt to time the market. Instead, under normal market conditions, the manager intends to keep the funds essentially fully invested in stocks regardless of the movement of stock prices. When the manager believes it is prudent, each fund may invest a portion of its assets in convertible securities, short-term securities, non-leveraged stock index futures contracts and other similar securities.

         Stock index futures contracts, a type of derivative security, can help each fund's cash assets remain liquid by performing more like stocks. Each fund has a policy governing stock index futures and similar derivative securities to help manage the risk of these types of investments. For example, the manager cannot leverage a fund's assets by investing in a derivative security. A complete description of the derivatives policy is included in the Statement of Additional Information ("SAI").

         Shareholders of the Acquiring Fund are also receiving proxies to ask for approval of a new Sub-Advisory Agreement on behalf of the Acquiring Fund between IMI and American Century Investment Management, Inc., the sub-adviser to the Fund ("American Century"). GE Asset Management Incorporated ("GEAM) has notified the Board that it is resigning as sub-adviser of the Acquiring Fund effective February 28, 2002. The Board selected American Century as sub-adviser for the Acquiring Fund effective March 1, 2002, subject to shareholder approval. The proposed Sub-Advisory Agreement reflects a modest increase in fees.

         Main Risks. The principal risks associates with an investment in the Fund and the Acquiring Fund are similar and include stocks, foreign stocks, and currency risks. As a result, the value of your investment in the Acquiring Fund, as in the Fund, will fluctuate, which means that you could lose money.

         Stock Risk - While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks a fund holds fluctuate in price, the value of your investment in a fund will go up and down.

         Foreign Stocks - Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include: changes in currency values; currency speculation; currency trading costs; different accounting and reporting practices; less information available to the public; less (or different) regulation of securities' markets; more complex business negotiations; less liquidity; more fluctuations in market prices; delays in settling foreign securities transactions; higher transaction costs; higher costs for holding foreign securities (custodial fees); vulnerability to seizure and taxes; political instability and small markets; and different market trading days.

         Currency Risk - Because international funds' foreign investments are generally held in foreign currencies, the funds are subject to currency risk, meaning a fund could experience gains or losses solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

         See "Explanation of Strategies and Risks" in the IDEX Prospectus for a more complete description of investment risks applicable to an investment in the Acquiring Fund.

         Fees and Expenses. The fees and expenses of the Fund and the Acquiring Fund set forth below are for the fiscal year ended October 31, 2000 for the Acquiring Fund and are estimated for the Fund which commenced operations in April, 2001. The "Pro Forma After Exchange" information is based on net assets and fund accruals of the Fund and the Acquiring Fund as of ___________. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the fund's net asset value per share.

SHAREHOLDER FEES

(fees paid directly from your investment):

The maximum sales charge (load) imposed on purchases (as a % of offering price) for Class A shares is 5.50% and for Class M shares is 1.00%. The sales charge is not applicable to Class B and C shares. The maximum deferred sales charge (load) for Class B is 5.00% and 1.00% for Class M shares. The charge is not applicable to A and C shares. Certain purchases of Class A shares in amounts of $1 million or more are subject to a 1% contingent deferred sales charge for 24 months after purchase. Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.

ANNUAL FUND OPERATING EXPENSES
(Expenses Paid from Fund Assets)
(percentage of average net assets):

Please note: Shareholders of the Acquiring Fund are being asked to approve a new sub-advisory agreement on behalf of the Acquiring Fund between IMI and American Century to be effective on March 1, 2002.. The new agreement will reflect a change in management fees to reflect the current fee structure of the Fund's management fees. Approval of the sub-advisory agreement is contingent upon the approval of a special meeting of shareholders of IDEX International Equity which will be held on February 8, 2002 at 11:00 a.m. Eastern Time.

ACQUIRING FUND:
------------------------------------------------------------------------------------------------------
                        Class A               Class B              Class C               Class M
------------------------------------------------------------------------------------------------------
Management Fees         0.80%                 0.80%                0.80%                 0.80%
------------------------------------------------------------------------------------------------------
Distribution and        0.35%                 1.00%                1.00%                 0.90%
service (12b-1
fees)
------------------------------------------------------------------------------------------------------
Other Expenses          2.41%                 2.41%                2.41%                 2.41%
------------------------------------------------------------------------------------------------------
Total annual fund       3.56%                 4.21%                4.21%                 4.11%
operating expenses
------------------------------------------------------------------------------------------------------
Expense reduction       1.96%                 1.96%                1.96%                 1.96%
(a)
------------------------------------------------------------------------------------------------------
Net Operating           1.60%                 2.25%                2.25%                 2.15%
Expenses
------------------------------------------------------------------------------------------------------

(a) Contractual arrangement with IMI through 11/30/01 for expenses that exceed 1.20%; and for the period 12/01/01 through 4/30/02, for expenses that exceed 1.40%, excluding 12b-1 fees.

FUND:
------------------------------------------------------------------------------------------------------
                        Class A               Class B              Class C               Class M
------------------------------------------------------------------------------------------------------
Management Fees         1.00%                 1.00%                1.00%                 1.00%
------------------------------------------------------------------------------------------------------
Distribution and        0.35%                 1.00%                1.00%                 0.90%
service (12b-1
fees)
------------------------------------------------------------------------------------------------------
Other Expenses (a)      2.70%                 2.70%                2.70%                 2.70%
------------------------------------------------------------------------------------------------------
Total annual fund       4.05%                 4.70%                4.70%                 4.60%
operating expenses
------------------------------------------------------------------------------------------------------
Expense reduction       2.10%                 2.10%                2.10%                 2.10%
(b)
------------------------------------------------------------------------------------------------------
Net Operating           1.95%                 2.60%                2.60%                 2.50%
Expenses
------------------------------------------------------------------------------------------------------

(a) Because the fund commenced operations in April, 2001, the "Other Expenses" are estimates.
(b) Contractual arrangement with IMI through 4/30/02, for expenses that exceed 1.60%, excluding 12b-1 fees.

PRO FORMA AFTER EXCHANGE ACQUIRING FUND:
------------------------------------------------------------------------------------------------------
                        Class A               Class B              Class C               Class M
------------------------------------------------------------------------------------------------------
Management Fees          1.00%                 1.00%                1.00%                 1.00%
------------------------------------------------------------------------------------------------------
Distribution and         0.35%                 1.00%                1.00%                 1.00%
service (12b-1
fees)
------------------------------------------------------------------------------------------------------
Other Expenses           9.98%                 9.98%                9.98%                 9.98%
------------------------------------------------------------------------------------------------------
Total annual fund       11.33%                11.98%               11.98%                11.88%
operating expenses
------------------------------------------------------------------------------------------------------
Expense reduction        9.38%                 9.38%                9.38%                 9.38%
(a)
------------------------------------------------------------------------------------------------------
Net Operating            1.95%                 2.60%                2.60%                 2.50%
Expenses
------------------------------------------------------------------------------------------------------

(a) Contractual arrangement with IMI through 4/30/02, for expenses that exceed 1.60%, excluding 12b-1 fees.

EXAMPLE:

         This example shows what you could pay in expenses over time. It will help you compare the costs of investing in the Acquiring Fund with the costs of investing in other mutual funds. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The return is for illustration purposes only and is not guaranteed. Actual costs may be higher or lower.

FUND:
(The numbers listed below are based on estimated costs.)
If the shares are redeemed at the end of each period:

-------------------------------------------------------------
Share Class             1 year                3 years
-------------------------------------------------------------
A                       $ 737                 $ 1,533
-------------------------------------------------------------
B*                      $ 763                 $1,529
-------------------------------------------------------------
C                       $ 263                 $ 1,229
-------------------------------------------------------------
M                       $ 450                 $ 1,288
-------------------------------------------------------------
*Examples for Class B shares assume they will convert to Class A shares eight years after you purchase them.

If the shares are not redeemed:
-------------------------------------------------------------
Share Class             1 year                3 years
-------------------------------------------------------------
A                       $ 737                 $ 1,533
-------------------------------------------------------------
B*                      $ 263                 $ 1,229
-------------------------------------------------------------
C                       $ 263                 $ 1,229
-------------------------------------------------------------
M                       $ 351                 $ 1,288
-------------------------------------------------------------
*Examples for Class B shares assume they will convert to Class A shares eight years after you purchase them.

 ACQUIRING FUND*:

 If the shares are redeemed:

 This table reflects the expense cap increase on 12/01/01.

------------------------------------------------------------------------------------------------------
Share Class             1 year                3 years              5 years               10 years
Share Class

------------------------------------------------------------------------------------------------------
A                       $ 704                 $ 1,410              $ 2,136               $ 4,045
------------------------------------------------------------------------------------------------------
B**                     $ 728                 $ 1,400              $ 2,086               $ 4,125
------------------------------------------------------------------------------------------------------
C                       $ 228                 $ 1,100              $ 1,986               $ 4,262
------------------------------------------------------------------------------------------------------
M                       $ 415                 $ 1,160              $ 2,020               $ 4,237
------------------------------------------------------------------------------------------------------

* The table reflects the expense cap increase on 12/01/01.

**Examples for Class B shares assume they will convert to Class A shares eight years after you purchase them.

If the shares are not redeemed:

------------------------------------------------------------------------------------------------------
Share Class             1 year                3 years              5 years               10 years
------------------------------------------------------------------------------------------------------
A                       $ 704                 $ 1,410              $ 2,136               $  4,045
------------------------------------------------------------------------------------------------------
B**                     $ 228                 $ 1,100              $ 1,986               $ 4,125
------------------------------------------------------------------------------------------------------
C                       $ 228                 $ 1,100              $ 1,986               $ 4,262
------------------------------------------------------------------------------------------------------
M                       $ 316                 $ 1,160              $ 2,020               $ 4,237
------------------------------------------------------------------------------------------------------

The table reflects the expense cap increase on 12/01/01.

**Examples for Class B shares assume they will convert to Class A shares eight years after you purchase them.

PRO FORMA AFTER EXCHANGE (Acquiring Fund):

If shares are redeemed:
-------------------------------------------------------------
Share Class*            1 year                3 years

-------------------------------------------------------------
A                       $737                   $2,806
-------------------------------------------------------------
B**                     $763                   $2,848
-------------------------------------------------------------
C                       $263                   $2,548
-------------------------------------------------------------
M                       $450                   $2,599
-------------------------------------------------------------

* The table reflects the expense cap increase on 12/01/01.

**Examples for Class B shares assume they will convert to Class A shares eight years after you purchase them.

If the shares are not redeemed:
------------------------------------------------------------------------------------------------------
Share Class*            1 year                3 years              5 years               10 years
------------------------------------------------------------------------------------------------------
A                       $737                                                             $2,806
------------------------------------------------------------------------------------------------------
B**                     $263                                                             $2,548
------------------------------------------------------------------------------------------------------
C                       $263                                                             $2,548
------------------------------------------------------------------------------------------------------
M                       $351                                                             $2,599
------------------------------------------------------------------------------------------------------

* The table reflects the expense cap increase on 12/01/01.

**Examples for Class B shares assume they will convert to Class A shares eight years after you purchase them.

         Past Performance. The past performance for the Acquiring Fund, which commenced operations on February 1, 1997, for the period ended December 31, 2000: A shares (1 year) - (17.24)% and (since inception) - 6.49%; B shares (1 year) - (17.32)% and (since inception) - 6.99%; C shares (1 year) - (12.97)% and (since inception) - 3.37%; and M shares (1 year) - (14.62)% and (since inception) - 7.23%. The total return for A shares for the years ended December 31, 1998, 1999 and 2000 was 11.21%, 30.63% and (12.43)%, respectively.

MANAGEMENT FEES: The annual investment advisory fee for the Fund is 1.00% of the first $50 million of the Fund's average daily net assets, 0.95% of the next $100 million of average daily net assets, 0.90% of the next $350 million of average daily net assets, and 0.85% of average daily net assets over $500 million.

The current annual investment advisory fee for the Acquiring Fund is 0.80% of the first $500 million of the Fund's average daily net assets and 0.70% of average daily net assets over $500 million. For the fiscal year ended October 31, 2000, IMI was owed $80,000 in investment advisory fees before waivers/reimbursements of $195,000. As mentioned above, shareholders of the Acquiring Fund are being asked to approve a new sub-advisory agreement at a special meeting on behalf of the Acquiring Fund that reflects the same management fee structure as that of the Fund. The results of this proxy are contingent upon approval of new Sub-Advisory Agreement at a special meeting to be held on February 8, 2002.

If the current advisory fee for the Fund had been effect for the fiscal year ended October 31, 2000, the Fund would have owed IMI $100,000 in investment advisory fees before any waivers/reimbursements.

BOARD CONSIDERATION OF FEES. Upon the resignation of GEAM as sub-adviser for the Acquiring Fund, the Board reviewed the performance of the Fund, the asset base of the Fund and the fees. It considered a variety of alternatives potentially available to the Fund, including maintaining the status quo or liquidating the Fund.

The Board examined the nature, quality and scope of the services provided to the Acquiring Fund by GEAM and the services provided to the Fund by American Century. It then reviewed the basis for the change in the fee structure and analyzed the fee structure of the Fund. It reviewed the fees of similar funds in the mutual fund industry. It also reviewed the reputation and presence of American Century in the mutual fund industry.

The Board felt the combined higher net assets should enable the Acquiring Fund to spread costs over accounting, legal and printing, and this larger asset base may thereby potentially reduce the per share expense levels. The Board also determined that higher net asset levels also may benefit portfolio management by permitting larger individual portfolio investments that may result in reduced transaction costs or more favorable pricing by providing the opportunity for greater portfolio diversity.

The Board further determined that these benefits, in turn, should have a favorable effect on the future economies of scale and eliminate certain costs associated with operating separately. These factors, and the reputation of American Century, resulted in the determination that reorganizing the Fund into the Acquiring Fund, was in the best interest of the Fund and its shareholders.

SHARE DISTRIBUTION AND PURCHASE PROCEDURES. Both the Fund and the Acquiring Fund's shares may be purchased at their net asset value on any day the New York Stock Exchange (NYSE) is open. The Acquiring Fund continuously offers new shares to investors at a price equal to the net asset value of the shares at the time of purchase. The Acquiring Fund's net asset value per share is determined as of close of regular trading on the NYSE, on each day that the NYSE is open, by dividing the value of the Acquiring Fund's net assets by the total number of shares outstanding. The Acquiring Fund's investments generally are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Acquiring Fund's Board. See "Shareholder Information" in the IDEX Prospectus.

SHARE REDEMPTION PROCEDURES. A shareholder of the Acquiring Fund may redeem his or her shares from the Acquiring Fund at any time during which IDEX is open for business by tendering such shares to IDEX. The redemption price the Acquiring Fund will pay for such shares is equal to their net asset value next determined after receipt of a proper request for redemption. See "Shareholder Information - How to Sell Shares" in the IDEX Prospectus.

EXCHANGE PRIVILEGES AND OTHER SHAREHOLDER SERVICES. You can exchange $500 or more of one fund in the IDEX family for shares in the same class of another fund. You may also exchange into the Cash Equivalent Fund without a sales charge. Shareholders of the Acquiring Fund may exchange at net asset value all or a portion of their shares. Please see "Shareholder Information - How to Exchange Shares" in the IDEX Prospectus.

INVESTMENT ADVISER. The investment adviser for both the Fund and the Acquiring Fund is IDEX Management, Inc. ("IMI"), located at 570 Carillon Parkway, St. Petersburg, Florida 33716. IMI has served as an investment adviser since 1985. IMI hires sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each sub-adviser in the IDEX fund family. The investment adviser also monitors the sub-advisers' buying and selling of securities and administration of the funds. For these services, it is paid an advisory fee. This fee is based on the average daily net assets of each fund, and is paid per the terms of the Investment Advisory Agreements.

IMI is a wholly-owned direct subsidiary of AUSA Holding Company ("AUSA"). AUSA is a holding company that is wholly-owned by AEGON USA, Inc. (AEGON USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded international insurance group.

PORTFOLIO MANAGEMENT. Both the Acquiring Fund and Fund are currently managed by the same team of fund managers and analysts. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. Team members buy and sell securities for the funds as they see fit, under the supervision of IMI and the Board, and subject to each Fund's investment objective and strategy.

The primary managers on the investment team are: Henrik Strabo, Chief Investment Officer - International Equities, who has been a member of the Fund's team since it's inception and of the Acquiring Fund's team since October 2001. He joined American Century in 1993 and serves as a member of other management teams for various American Century funds. Mark S. Kopinski, Senior Vice President and Senior Portfolio Manager, has been a member of the Fund's team since the Fund's inception and of the Acquiring Fund's team since October 2001. Mr. Kopinski joined American Century in April 1997 and serves as a member of other management teams for various American Century funds. Prior to rejoining American Century in 1997, Mr. Kopinski served as Vice President and Portfolio Manager at Federated Investors, Inc. From 1990-1995, he served as Vice President and a member of the management team for American Century International Growth and International Discovery.

BOARD MEMBERS. Both the Fund and the Acquiring Fund are managed by the same Board. The Board is composed of seven members. John R. Kenney serves as Chairman and Chief Executive Officer. Mr. Kenney is an affiliated person of IDEX and related entities. Patrick S. Baird, also an affiliated person, serves as Trustee and President of IDEX. The remaining Board members are "disinterested persons" as defined by the 1940 Act. Peter R. Brown serves as Vice Chairman. The remaining "disinterested" Board members are Daniel Calabria, Charles Harris, William Short, Jr. and Jack E. Zimmerman. James L. Churchill and Julian Lerner serve as Trustees Emeritus. Janice B. Case and Russell A. Kimball, Jr. are the current nominees to the Board.

The Board is not required to hold annual meetings to elect Trustees. A description of the Trustees is set forth in the Statement of Additional Information.

CAPITALIZATION. The following table sets forth as of April 30 (1) the capitalization of the Fund's shares; (2) the capitalization of the Acquiring Fund's shares; and (3) the pro forma capitalization of the Acquiring Fund's shares, as adjusted showing the effect of the Exchange had it occurred on such date.

-------------------------------------------------------------------------------------------------------------
                             Fund Shares                Acquiring Fund Shares      Pro Forma After Exchange
                                                                                   Acquiring Fund
-------------------------------------------------------------------------------------------------------------
Total net assets:
-------------------------------------------------------------------------------------------------------------
Class A                      $165,327                  $ 7,177,419                 $7,342,746
-------------------------------------------------------------------------------------------------------------
Class B                       395,599                    5,889,783                  6,285,383
-------------------------------------------------------------------------------------------------------------
Class C                       132,921                    1,184,514                  1,317,434
-------------------------------------------------------------------------------------------------------------
Class M                       166,079                      960,018                  1,126,096
-------------------------------------------------------------------------------------------------------------
Total                        $859,926                  $15,211,734                $16,071,659
=============================================================================================================

Net asset value per share:
-------------------------------------------------------------------------------------------------------------
Class A                      $  10.35                  $     10.75               $     10.75
-------------------------------------------------------------------------------------------------------------
Class B                         10.35                        10.51                     10.51
-------------------------------------------------------------------------------------------------------------
Class C                         10.35                        10.51                     10.51
-------------------------------------------------------------------------------------------------------------
Class M                         10.35                        10.55                     10.55
-------------------------------------------------------------------------------------------------------------

Shares outstanding:
-------------------------------------------------------------------------------------------------------------
Class A                      $ 15,973                  $   667,512                 $  682,888
-------------------------------------------------------------------------------------------------------------
Class B                        38,240                      560,223                    597,851
-------------------------------------------------------------------------------------------------------------
Class C                        12,848                      112,667                    125,310
-------------------------------------------------------------------------------------------------------------
Class M                        16,052                       90,997                    106,740
-------------------------------------------------------------------------------------------------------------
Total                        $ 83,114                  $ 1,431,399                $ 1,512,789
=============================================================================================================

DIVIDENDS AND OTHER DISTRIBUTIONS. Both the Fund and the Acquiring Fund distributes to its shareholders net investment income net realized short-term capital gains, and net realized long-term gains, if any, annually. Such dividends and distributions are automatically reinvested in the respective fund shares at net asset value, unless the shareholder requests cash. See "Shareholder Information - Distributions and Taxes" in the IDEX SAI.

SHAREHOLDER RIGHTS. Both the Acquiring Fund and the Fund are part of a Massachusetts Business Trust, and, thus, their shareholders have the same rights due them under the state law. IDEX is not required to hold annual meetings of shareholders and has no current intention to hold such meetings, except as required by the 1940 Act. Under the 1940 Act, IDEX is required to hold a shareholders' meeting if, among other reasons, the number of Trustees elected by shareholders is less than a majority of the total number of Trustees, or if it desires to change any fundamental investment policies. In addition, holders of at least 10% of a fund's outstanding shares may require a fund to hold a shareholder meeting for the purpose of voting on the removal of any Trustee.

                            REASONS FOR THE EXCHANGE

GE Asset Management, the former sub-adviser of the Acquiring Fund, notified the Board that it would terminate its sub-advisory services to the Acquiring Fund effective October 4, 2001. The Board then selected American Century Asset Management, Inc. to serve as interim sub-adviser beginning October 5, 2001, until the Shareholder Meeting to vote upon the planned Reorganization. Upon its notice, the Board concluded that an Exchange would be in the best interests of the respective shareholders of the Fund and the Acquiring Fund. The Board believed that the Exchange will permit shareholders to pursue similar investment goals in a larger fund without diluting shareholders' interests.

In determining whether to recommend approval of the Exchange, the Board considered the following factors, among others: (1) the compatibility of the Acquiring Fund and the Fund's investment objective and management policies, as well as the services offered by IDEX to both Funds; (2) the terms and conditions of the Exchange and whether the Exchange would result in dilution of shareholder interests; (3) expense ratios and information regarding the fees and expenses of the Acquiring Fund and the Fund, as well as the expense rations of similar funds and the estimated expense ratio of the combined fund; (4) the tax consequences of the Exchange; and (5) the estimated costs to be incurred by the Acquiring Fund and the Fund as a result of the Exchange

                         INFORMATION ABOUT THE EXCHANGE

Plan Of Exchange. The following summary of the Plan is qualified in its entirety by reference to the form of Plan attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that the Acquiring Fund will acquire all of the assets of the Fund at net asset value, in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Fund's stated liabilities on February 28, 2001, or such later date as may be agreed upon by the parties (the "Closing Date"). The number of Acquiring Fund shares to be issued to the Fund will be determined on the basis of the relative net asset values per share and aggregate net assets of the shares of the Acquiring Fund and the Fund, generally computed as of the close of regular trading on the floor of the NYSE (currently at 4:00 p.m., New York time) on the Closing Date. See "Shareholder Information - Pricing of Shares" in the IDEX Prospectus.

Prior to the Closing Date, the Fund will declare a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the fiscal period ending on or prior to the Closing Date (computed without regard to any deduction or dividends paid), its net exempt interest income for the fiscal period ending on or prior to the Closing Date, and all of its previously undistributed net capital gain realized in the fiscal period ending on or prior to the Closing Date (after reduction for any capital loss carried forward).

As conveniently as practicable after the Closing Date, the Fund will liquidate and distribute pro rata to its shareholders of record as of the close of business on the Closing Date, the shares received by it in the Exchange. Such distribution and liquidation will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account representing the respective pro rata number of Acquiring Fund shares due to the shareholder. After such distribution and the winding up of its affairs, the Fund will be dissolved. Some of the outstanding shares of the Fund may be represented by physical certificates; however, in the interest of economy and convenience, shares of the Acquiring Fund issued to Fund shareholders pursuant to the Exchange, will be in uncertificated form. After the Closing Date, any outstanding certificates representing Fund shares will be void.

The Plan may be amended at any time prior to the Exchange. The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Fund and the Acquiring Fund under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares, the continuing accuracy of various representations and warranties of the Fund and the Acquiring Fund being confirmed by the respective parties and approval of a new sub-advisory agreement by shareholders of the Acquiring Fund.

The total expenses of the Exchange are expected to be approximately $_____, which will be borne pro rata according to the aggregate net assets of the Acquiring Fund and the Fund on the date of the Exchange.

Federal Income Tax Consequences. The exchange of the Fund's assets for the Acquiring Fund shares and the assumption of the stated liabilities of the Fund is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of the Exchange, the Fund and the Acquiring Fund will receive the opinion of Sutherland Asbill & Brennan LLP, counsel to the Fund and the Acquiring Fund, to the effect that on the basis of the existing provisions of the Code, Treasury regulations thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for Federal income tax purposes: (1) the transfer of all of the Fund's assets in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Fund's stated liabilities will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code with respect to the Fund; (2) no gain or loss will be recognized by the Acquiring Fund upon receipt of the Fund's assets solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the stated liabilities of the Fund; (3) no gain or loss will be recognized by the Fund upon transfer of its assets to the Acquiring Fund in exchange for shares and the assumption by the Acquiring Fund of such Fund's stated liabilities or upon the distribution (whether actual or constructive) of Acquiring Fund shares to Fund shareholders in exchange for their Fund shares;
(4) no gain or loss will be recognized by Fund shareholders upon the exchange of Fund shares for Acquiring Fund shares; (5) the aggregate tax basis for Acquiring Fund shares received by each Fund shareholder pursuant to the Exchange will be the same as the aggregate tax basis for Fund shares held by such shareholder immediately prior to the Exchange, and the holding period of Acquiring Fund shares received by a Fund shareholder will include the period during which Fund shares surrendered in exchange therefor were held by such shareholder (provided Fund shares were held as capital assets on the date of the Exchange); and (6) the tax basis of Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Fund immediately prior to the Exchange, and the holding period of Fund assets in the hands of the Acquiring Fund will include the period during which those assets were held by the Fund.

NEITHER THE FUND NOR THE ACQUIRING FUND HAS SOUGHT A TAX RULING FROM THE INTERNAL REVENUE SERVICE ("IRS"). THE OPINION OF COUNSEL IS NOT BINDING ON THE IRS NOR DOES IT PRECLUDE THE IRS FROM ADOPTING A CONTRARY POSITION. Fund shareholders should consult their tax advisers regarding the effect, if any, of the proposed Exchange in light of their individual circumstances. Since the foregoing discussion relates only to the Federal income tax consequences of the Exchange, Fund shareholders also should consult their tax advisors as to state and local tax and foreign consequences, if any, of the Exchange.

                    REQUIRED VOTE AND BOARD'S RECOMMENDATION

The IDEX Board has approved the Plan and the Exchange on behalf of the Fund, and has determined that (i) participation in the Exchange is in the best interest of the Fund and its shareholders and (ii) the interests of shareholders of the Fund will not be diluted as a result of the Exchange. Pursuant to the IDEX charter documents, an affirmative vote of a majority of the Fund's shares outstanding and entitled to vote is required to approve the Plan and the Exchange.

           THE IDEX BOARD OF TRUSTEES, INCLUDING THE "NON-INTERESTED"
          TRUSTEES, RECOMMENDS THAT THE FUND'S SHAREHOLDERS VOTE "FOR"
             PROPOSAL No. 1 - APPROVAL OF THE PLAN AND THE EXCHANGE.
--------------------------------------------------------------------------------

          ADDITIONAL INFORMATION ABOUT THE FUND AND THE ACQUIRING FUND

Information about the Fund and the Acquiring Fund is incorporated by reference into the Prospectus/Proxy Statement from the IDEX Prospectus forming a part of its Registration Statement on Form N-1A (File No. 33-2659), as amended.

The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act, and file reports, proxy statements and other information with the SEC. These materials may be inspected and copied at the Public Reference Facilities of the SEC at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C., at prescribed rates.

--------------------------------------------------------------------------------
                                 PROPOSAL No. 2:
   To re-elect the current Trustees of the Board and to elect two additional
                             Trustees to the Board.
--------------------------------------------------------------------------------

IDEX is not required to hold annual meetings of shareholders for the election of Trustees. Shareholders are being asked to consider the re-election of the seven Trustees and the election of two new Trustees to the IDEX Board at the Special Meeting pursuant to the Fund's Bylaws, which permit the election of Trustees at any meeting required to be held. Election of the Trustees requires a vote of ALL IDEX shareholders. Shareholders of other IDEX funds will be asked to vote for the Trustees at a later date. The results of the Trustee election will be effective March 1, 2002.

At a meeting held on June 14, 2001 (the "Board Meeting"), the Disinterested Trustees unanimously nominated for re-election: Peter R. Brown, Charles C. Harris, Jack E. Zimmerman, William W. Short, Jr., Daniel Calabria, John R. Kenney, and Patrick S. Baird, the incumbent Trustees; and unanimously nominated for election to the Board, Janice B. Case and Russell A. Kimball, Jr. The Trustees are to be elected to serve until reaching their respective designated retirement ages or until their successors are duly elected and qualified. Following the Special Meeting, IDEX does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. Each of the nominees named has agreed to serve as a Trustee if elected. However, should any nominee become unable or unwilling to accept nomination or election, the proxies will be voted for one or more substitute nominees designated by the Board.

The following sets forth the names, ages, principal occupations, and other information respecting the nominees:

-------------------------------------------------------------------------------------------------------------

                                                                                                 Number of
                                                                                                Portfolios/
                                                  Term of                                          Funds
                                                  Office                                        overseen by
                                  Position(s)   and length         Principal Occupation         Director or
                                     held         of time              or Employment            Nominee for
             Name                  With Fund      served            in the past 5 years           Director
-------------------------------------------------------------------------------------------------------------

Peter R. Brown                   Vice Chairman  1986 -       Chairman of the Board, Peter       All IDEX
1180 6th Street East                            present      Brown Construction Company         funds (31);
Treasure Island,                                             (construction contractors and      All AEGON/
Florida  33708                                               engineers), Largo, Florida         Transamerica
(DOB 5/10/28)                                                (1963-2000); Vice Chairman,        Series Fund
                                                             AEGON/Transamerica Series Fund,    ("ATSF")
                                                             Inc., Rear Admiral (Ret.) U.S.     Portfolios
                                                             Navy Reserve, Civil Engineer       (34)
                                                             Corps.
-------------------------------------------------------------------------------------------------------------

Charles C. Harris                Trustee        1994 -       Director, AEGON/Transamerica       All IDEX
35 Winston Drive                                present      Series Fund, Inc.                  funds (31)
Clearwater,                                                  (1986-present); former Trustee     All ATSF
Florida  33756                                               of IDEX Fund, IDEX II Series       portfolios
(DOB 7/15/30)                                                Fund and IDEX Fund 3.              (34)
-------------------------------------------------------------------------------------------------------------

Russell A. Kimball, Jr.          Nominee        Current      Director, AEGON/Transamerica       Nominee for
1160 Gulf Boulevard                             Nominee      Series Fund, Inc.                  all IDEX
Clearwater Beach,                                            (1986-present); General Manager,   funds (31)
Florida  34630                                               Sheraton Sand Key Resort (resort   All ATSF
(DOB 8/17/44)                                                hotel), Clearwater, Florida        portfolios
                                                             (1975-present)                     (34)
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------

                                                                                                 Number of
                                                                                                Portfolios/
                                                  Term of                                          Funds
                                                  Office                                        overseen by

                                  Position(s)   and length         Principal Occupation         Director or
                                     held         of time              or Employment            Nominee for
             Name                  With Fund      served            in the past 5 years           Director
-------------------------------------------------------------------------------------------------------------

John R. Kenney(1)                Chairman       1996-present Chairman of the Board, Director    All IDEX
P. O. Box 5068                                               and Co-CEO of Great Companies,     funds (31)
Clearwater,                                                  L.L.C.; Chairman of the Board of   All ATSF
Florida  33758                                               Directors, Western Reserve Life    portfolios
(DOB 2/8/38)                                                 Assurance Co. of Ohio; Chairman    (34)
                                                             of the Board of Directors
                                                             (September, 1996-present),
                                                             President (September,
                                                             1997-present);
                                                             AEGON/Transamerica Fund
                                                             Advisers, Inc. (investment
                                                             adviser), St. Petersburg,
                                                             Florida; Chairman of the Board
                                                             of Directors (September
                                                             1996-present),
                                                             AEGON/Transamerica Fund
                                                             Services, Inc., St. Petersburg,
                                                             Florida; Director (December,
                                                             1990-present); IDEX Management,
                                                             Inc., (investment adviser), St.
                                                             Petersburg, Florida; Trustee and
                                                             Chairman (September
                                                             1996-present),
                                                             AEGON/Transamerica Series Fund,
                                                             Inc. (investment company), St.
                                                             Petersburg, Florida.
-------------------------------------------------------------------------------------------------------------

Patrick S. Baird (1)             President,     1999-present Executive Vice President, Chief    All IDEX
4333 Edgewood Road NE            Trustee                     Operating Officer (February,       funds (31)
Cedar Rapids,                                                1996-present), AEGON USA;          All ATSF
Iowa 52499                                                   President and Director,            portfolios
(DOB 1/19/54)                                                AEGON/Transamerica Series Fund,    (34)
                                                             Inc.
-------------------------------------------------------------------------------------------------------------

Jack E. Zimmerman (2)            Trustee        1986 -       Director (December,                All IDEX
507 Saint Michael Circle                        present      1987-present), Western Reserve     funds (31)
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Kettering,                                                   Life Assurance Co. of Ohio;
Ohio  45429                                                  currently retired; formerly,
(DOB 2/3/28)                                                 Director, Regional Marketing of
                                                             Martin Marietta Corporation,
                                                             Dayton (aerospace industry) and
                                                             Director of Strategic Planning
                                                             of Martin Marietta Baltimore
                                                             Aerospace.
-------------------------------------------------------------------------------------------------------------

William W. Short, Jr.            Trustee        1986-present Director, AEGON/Transamerica       All IDEX
12420 73rd Court                                             Series Fund, Inc.                  funds (31)
Largo,                                                       (2000-present); President and      All ATSF
Florida 33773                                                majority shareholder of Short's,   portfolios
(DOB 2/25/36)                                                Inc. (men's retail apparel);       (34)
                                                             Chairman of Southern Apparel
                                                             Corporation, S.A.C. Apparel
                                                             Corporation and S.A.C.
                                                             Distributors (nationwide
                                                             wholesale apparel distributors),
                                                             Largo, Florida.
-------------------------------------------------------------------------------------------------------------

Daniel Calabria                  Trustee        1996-present Director, AEGON/Transamerica       All IDEX
7068 S. Shore Drive So.,                                     Series Fund, Inc.                  funds (31)
South Pasadena,                                              (2001-present); Trustee            All ATSF
Florida  33707                                               (1993-present) and President       portfolios
(DOB 3/5/36)                                                 (1993-1995) of the Florida Tax     (34)
                                                             Free Funds (mutual funds);
                                                             President and Director (1995) of
                                                             Sun Chiropractic Clinics, Inc.,
                                                             Executive Vice President
                                                             (1993-1995), William R. Hough &
                                                             Co. (investment adviser,
                                                             municipal bond and underwriting
                                                             firm).
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------

                                                                                                 Number of
                                                                                                Portfolios/
                                                  Term of                                          Funds
                                                  Office                                        overseen by
                                  Position(s)   and length         Principal Occupation         Director or
                                     held         of time              or Employment            Nominee for
             Name                  With Fund      served            in the past 5 years           Director
-------------------------------------------------------------------------------------------------------------

Janice B. Case                   Nominee        Current      Director, AEGON/Transamerica       Nominee
                                                Nominee      Series Fund, Inc.                  All IDEX
                                                             (2001-present); Senior Vice        funds (31)
                                                             President (1996-2000), Vice        All ATSF
                                                             President (1990-1996), Director    portfolios
                                                             of Customer Service & Marketing    (34)
                                                             (1987-1990), Florida Power
                                                             Corporation, St. Petersburg,
                                                             Florida

-------------------------------------------------------------------------------------------------------------

(1) Such Trustee is an "Interested Person" of the fund as defined in the 1940 Act and an affiliated person of IDEX, and did not receive compensation directly from IDEX. Such Director is also an affiliated person of IMI.
(2)      Mr. Zimmerman is the brother-in-law of John R. Kenney, Chairman of
         IDEX.

The Board met 4 times during the twelve months ended October 31, 2000 (the "Period").

The Board's Audit Committee is composed of Messrs. Brown, Harris, and Short, and met 2 times in the Period. All Audit Committee members are considered "independent" under Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. The functions performed by the Audit Committee include the recommendation of the independent public accountants for IDEX to be selected by the Board, the review of the scope and results of audit services, the review of the adequacy of internal accounting and financial controls, the review of material changes in accounting principals and practices and other matters when requested from time to time by the Board. The Audit Committee has adopted a charter to set forth its responsibilities (the "Charter").

As required by the Charter, the Audit Committee received and reviewed the report of PricewaterhouseCoopers LLP (PWC), the independent public accountants for IDEX, regarding the results of their audit, as well as the written disclosures and the letter from PWC required by Independence Standards Board Standard No. 1. The Audit Committee reviewed the audited financial statements with the management of IDEX. A representative of PWC also discussed with the Audit Committee the independence of PWC from IDEX, as well as the matters required to be discussed by Statement of Auditing

Standards 61. Discussions between the Audit Committee and the representative of PWC included the following:

o PWC's responsibilities in accordance with generally accepted auditing standards
o The initial selection of, and whether there were any changes in, significant accounting policies or their application
o        Management's judgments and accounting estimates
o        Whether there were any significant audit adjustments
o        Whether there were any disagreements with management
o        Whether there was any consultation with other accountants
o Whether there were any major issues discussed with management prior to PWC's retention
o        Whether PWC encountered any difficulties in performing the audit
o        PWC's judgments about the quality of the IDEX accounting principles
o PWC's responsibilities for information prepared by management that is included in documents containing audited financial statements

Based on its review of the financial statements and its discussions with management and the representative of PWC, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report for the year ended October 31, 2000, and filed with the SEC.

Fund Related Fees
-----------------

Audit Fees. For the IDEX fiscal year ended October 31, 2000, PWC billed IDEX $234,000 for Professional services rendered for the audit of IDEX annual financial statements. (PWC also serves as independent accountant for ATSF.)

All Other Fees: During the fiscal year ended October 31, 2000, PWC billed IDEX $____ for all other services, including tax-related and other accounting services, rendered to the funds.

Non-Fund Related Fees

All Other Fees: For the IDEX fiscal year ended October 31, 2000, PWC was paid $____ for certain non-audited services rendered on behalf of IDEX.

The Board's Nominating Committee is composed of Messrs. Brown, Harris, and Short, and met 1 time during the Period. The functions performed by the Nominating Committee includes making nominations for independent trustees, and for membership on committees. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted in writing to the Committee in care of the Secretary of IDEX at the address shown on page 1 of this Proxy Statement.

Each Disinterested Trustee currently receives a total annual retainer fee of $20,000, plus $4,000 and incidental expenses for each regular meeting attended and $2,500 for each special meeting attended.

During the fiscal year ended October 31, 2000, the Trustees received the following compensation from IDEX:

         -----------------------------------------------------------------------
                                                   Compensation for Year Ended
                  Name of Person, Position               October 31, 2000
         -----------------------------------------------------------------------
           Peter R. Brown,
           Vice Chairman                                    $ 43,500
         -----------------------------------------------------------------------
           Daniel Calabria,
           Trustee                                          $ 38,500
         -----------------------------------------------------------------------
           Charles C. Harris,
           Trustee                                          $ 43,500
         -----------------------------------------------------------------------
           William W. Short, Jr.,
           Trustee                                          $ 43,500
         -----------------------------------------------------------------------
           Jack E. Zimmerman,
           Trustee                                          $ 38,500
         -----------------------------------------------------------------------

Disinterested Trustees may participate in a non-qualified deferred compensation plan. Under this plan, compensation may be deferred that would otherwise be payable by IDEX and by certain other entities, including AEGON/Transamerica Series Fund, Inc. Compensation may be deferred on a current basis for services rendered as a director/trustee.

Shareholder Approval. The selection of each nominee requires an affirmative vote of a majority of outstanding voting securities entitled to vote present at the Special Meeting, in person or by proxy.

--------------------------------------------------------------------------------
                  THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS
                           A VOTE "FOR" PROPOSAL No. 2

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Proposal No. 3: A Proposal To Permit IMI, After Obtaining Approval Of The Board, To Enter Into And Materially Amend Sub-Advisory Agreements With Non-Affiliated Investment Sub-Advisers On Behalf of the Fund Without Obtaining Shareholder Approval.
--------------------------------------------------------------------------------

At the Board Meeting held on September 11, 2000, the Trustees, including a majority of the trustees who are not parties to the Sub-Advisory Agreements or interested persons (within the meaning of Section 2(a)(19) of the 1949 Act) of any such party (the "Disinterested Trustees"), approved and recommended that shareholders of each Fund approve a policy to permit IMI, on behalf of each Fund and subject to approval of the Board, to appoint sub-advisers, to enter into sub-advisory agreements, and to materially amend existing sub-advisory agreements (the "Sub-Adviser Approval Policy") without further shareholder approval for the existing Funds of IDEX, and for future Funds, subject to certain conditions. Special restrictions apply to the Sub-Advisers that are affiliates of the Investment Adviser ("Affiliated Sub-Adviser"). Implementation of the Sub-Adviser Approval Policy approved by the Board is subject to the terms and conditions of an Exemptive Order from the SEC as described below.

IDEX

IDEX Mutual Funds is a Massachusetts Business Trust organized as a diversified, open-end management investment company under the 1940 Act. Shares of IDEX are registered under the Securities Act of 1933 (the "1933 Act"), and IDEX itself is registered under the 1940 Act on Form N-1A with the SEC. Idex Investor Services, Inc. ("IIS"), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, an affiliate of IDEX and IMI, serves as transfer agent and administrator for IDEX. AFSG Securities Corporation, located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499, serves as principal underwriter for IDEX. IDEX currently consists of 31 funds.

THE INVESTMENT ADVISER

IMI serves as investment adviser to IDEX. IMI does not currently act as an investment adviser with respect to any registered investment company other than IDEX. IMI has served as investment adviser of the Fund since each Fund's inception.

IMI is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). IMI has served as the investment adviser to each Fund of IDEX since January 1, 1998. (Prior to that date, InterSecurities, Inc. served as the investment adviser to various Funds in existence prior to that date.) Pursuant to the Investment Advisory Agreement (the "Agreement") between IDEX and IMI, dated ______, and subject to the supervision of the Board, IMI is responsible for furnishing continuous advice and recommendations to IDEX as to the acquisition, holding, or disposition of any or all the securities or other assets that the Fund may own or contemplate acquiring from time to time. IMI's officers attend meetings of the Board and are responsible for furnishing oral or written reports to keep the Board and officers of IDEX fully informed as to the condition of the investments of each fund, the investment recommendations of IMI, and the investment considerations that have given rise to those recommendations. IMI supervises the purchase and sale of the investments of the Fund and maintains all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of IDEX.

The Investment Advisory Agreement contemplates that IMI, in connection with the performance of its responsibilities under the Agreement, will enter into sub-advisory agreements with sub-advisers to provide the Fund with investment management services. IMI selects a sub-adviser based on a qualitative and quantitative evaluation of the proposed sub-adviser. IMI monitors the performance of each sub-adviser and evaluates how well the sub-adviser has performed in managing the assets of its respective fund(s) in light of each such fund's stated investment objective and policies. IMI also monitors each sub-adviser's long-term performance and the level of risk assumed in achieving that level of performance. Particular criteria for the selection and retention of a sub-adviser include the sub-adviser's discipline and thoroughness in pursuit of a fund's stated investment objective and the sub-adviser's long-term performance. Short-term performance by itself is not a significant factor in selecting or terminating a sub-adviser.

IMI also may, from time to time, recommend that the services of a sub-adviser be terminated. The criteria for termination includes the departure of a sub-adviser's key investment advisory personnel, a change in control of management of the sub-adviser, a departure from a fund's stated investment objective or policies, or other developments relating to the sub-adviser that are deemed not to be in the best interest of shareholders by IMI.

THE SUB-ADVISERS

With respect to the Fund, IMI has entered into an investment sub-advisory agreement (each a "Sub-Advisory Agreement" and, together, the "Sub-Advisory Agreements") with one or more investment sub-advisers for each fund (each, a "Sub-Adviser"). IDEX currently has 18 different sub-advisers. Each fund currently has one sub-adviser. Each sub-adviser provides investment advisory assistance and portfolio management advice for the fund(s) with respect to which the sub-adviser is engaged. Subject to review and supervision by IMI and the Board, and subject to a fund's investment objective, policies and restrictions, each sub-adviser is responsible for the actual investment management of its fund(s) and for making decisions to buy, sell, or hold any particular security. Each sub-adviser also places orders to buy or sell securities on behalf of that fund. Each sub-adviser bears all of its expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading, and investment management of its fund(s). Each sub-adviser is a registered investment adviser under the Advisers Act. Each sub-adviser receives monthly compensation from IMI based on a specified percentage of the average daily net assets of each fund managed by that sub-adviser.

Each sub-adviser has been recommended by IMI, and selected and approved by the Board, including a majority of Trustees who are not parties to the sub-advisory agreements or interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of any such party ("Disinterested Trustees"), as well as by the shareholders of the relevant fund.

As required by the 1940 Act, each sub-advisory agreement: describes the compensation that is to be paid to each sub-adviser by IMI; continues in effect for up to two years and from year to year thereafter, only so long as such continuance is specifically approved at least annually by the Board or by a vote of the majority of the outstanding voting securities of the appropriate fund in the manner required by the 1940 Act, and Rules thereunder; may be terminated at any time, without the payment of any penalty, by the IDEX Board or by shareholders on sixty (60) days' written notice to the Sub-Adviser, on (60) days' written notice from IMI to the sub-adviser provided certain conditions are met, or on sixty (60) days' written notice from the sub-adviser to IMI; will terminate automatically in the event of its assignment; and requires approval of amendments thereto as specified by the 1940 Act.

The Section 15 Exemptive Order

On August 5, 1998, the SEC granted an exemption from Section 15(a) of the 1940 Act and Rule 18f-2 under the 1940 Act to AEGON/Transamerica Series Fund, Inc. (formerly, WRL Series Fund, Inc.), AEGON/Transamerica Fund Advisers, Inc. (formerly, WRL Investment Management, Inc.) ("ATSF") and any other registered investment company advised by ATSF or a person controlling, controlled by, or under common control with ATSF (Release No. IC 23379)
(the "Exemptive Order"). IDEX and IMI are affiliates with those entities and are under common control with ATSF. The provisions of the 1940 Act require that shareholders approve investment advisory agreements, including sub-advisory agreements, and to approve any material amendment to such an investment advisory agreement. If shareholders approve the Sub-Adviser Approval Policy as described in the Exemptive Order, IMI will be authorized, subject to approval by the Board, to evaluate, select and retain new sub-adviser the Funds, or materially amend an existing sub-advisory agreement without obtaining further approval of the affected Fund's shareholders, whenever IMI and the Board believe such actions are in the best interests of a Fund and its shareholders.

Current Sub-Adviser Approval Process. Currently, for each Fund, IMI enters into a separate sub-advisory agreement with the respective sub-adviser selected by IMI and approved by the Board. Under the terms of these sub-advisory agreements, the sub-advisers have authority to provide the respective fund(s) with advice concerning the investment management of a fund's assets. Subject to a Fund's investment objective, policies and restrictions, the sub-adviser determine what securities shall be purchased or sold, and what portion of a fund's assets shall remain uninvested. For these sub-advisory services to the funds, IMI pays each sub-adviser a monthly fee at an annual rate based on the average daily net assets of the fund, as specified in the specific sub-advisory agreement. The sub-adviser bears its own expenses of providing sub-advisory services to the respective fund. The fund's sub-advisory agreement are subject to annual approval by the Board, including the Disinterested Trustees. Any material amendments to an existing sub-advisory agreement currently require approval by the Board and a fund's shareholders.

Each sub-adviser of a fund is an "investment adviser" to that fund, as that term is defined in Section 2(a)(20) of the 1940 Act. Section 15(a) of the 1940 Act and Rule 18f-2 thereunder provide, in effect, that it is unlawful for any person to act as an investment adviser to a fund except pursuant to a written contract that has been submitted to and approved by the vote of a majority of the voting securities of that fund. Therefore, when a sub-adviser is initially retained, shareholders of each affected fund generally are required to approve the sub-advisory agreement with the proposed sub-adviser. Similarly, if an existing sub-advisory agreement were amended in any material respect, such amendment would generally be deemed to result in a new contract for which shareholder approval would be required. Moreover, under Section 15(a), a sub-advisory agreement terminates automatically upon its "assignment," which in most instances would occur upon a change of control of the sub-adviser.

Proposed Sub-Adviser Approval Policy. Approval of the Sub-Adviser Approval Policy on behalf of the Fund will not affect any of the requirements under the federal securities laws that govern the Fund, the investment adviser, the sub-advisers or the sub-advisory agreements other than the requirement to call meetings of the Fund's shareholders and obtain shareholder approval for certain changes affecting a non-affiliated sub-adviser. The Board, including the Disinterested Trustees, will continue to evaluate and approve all new sub-advisory agreements between IMI and a sub-adviser as well as all changes to existing sub-advisory agreements. IDEX and IMI will be subject to several conditions imposed by the SEC to ensure that the interests of the Fund's shareholders are adequately protected whenever IMI acts under the Sub-Adviser Approval Policy. Furthermore, within 90 days of the hiring of a new sub-adviser IMI will provide the Fund's shareholders with an information statement that contains substantially the same information about the sub-adviser, the sub-advisory agreement and the sub-advisory fee that would be required to be sent to shareholders in a proxy statement.

SHAREHOLDER APPROVAL OF THIS PROPOSAL WILL NOT RESULT IN AN INCREASE OR DECREASE IN THE TOTAL AMOUNT OF INVESTMENT ADVISORY FEES PAID BY THE FUND TO IMI. Shareholders should recognize that in engaging a new sub-adviser and entering into a sub-advisory agreement, IMI will negotiate fees with that sub-adviser and, because these fees are paid by IMI and not directly by the Fund, any fee reduction negotiated by IMI may inure to IMI's benefit and any increase will inure to its detriment. The fees paid to IMI by the Fund and the fees paid to a sub-adviser by IMI are considered by the Board in approving the advisory and sub-advisory arrangements, and any change in fees paid by the Fund to IMI would require shareholder approval. In any event, if the shareholders approve this Policy, then IMI, pursuant to the Fund's Agreement, will continue to provide the same level of management and administrative services to the Fund as it has always provided.

In addition to shareholder approval, the relief granted by the SEC and set forth in the Exemptive Order is subject to the following conditions:

         (1) IMI will not enter into a sub-advisory agreement with any affiliated sub-adviser without the sub-advisory agreement, including the compensation to be paid thereunder, being approved by the Fund's shareholders.

         (2) At all times, a majority of the Board will be persons each of whom is a Disinterested Trustee and the nomination of new or additional Disinterested Trustees will be within the discretion of the then-existing Disinterested Trustees.

         (3) When a sub-adviser change is proposed for a Fund with an affiliated sub-adviser, the Board, including a majority of the Disinterested Trustees, will make a separate finding, reflected in the minutes of the meetings of the Board, that the change is in the best interests of the Fund and the shareholders, and does not involve a conflict of interest from which IMI or the affiliated sub-adviser derives an inappropriate advantage.

         (4) IMI will provide general management and administrative services to IDEX and the Fund, including overall supervisory responsibility for the general management and investment of the Fund's securities portfolios, and subject to review and approval by the Board, will: (a) set each Fund's overall investment strategies; (b) select sub-advisers; (c) monitor and evaluate the performance of sub-advisers; (d) allocate and, when appropriate, reallocate the Fund's assets among its sub-advisers in those cases where the Fund has more than one sub-adviser; and (e) implement procedures reasonably designed to ensure that the sub-advisers comply with the Fund's investment objective, policies, and restrictions.

         (5) Within ninety (90) days of the hiring of any new sub-adviser, IMI will furnish shareholders with all information about the new sub-adviser that would be included in a proxy statement. The information will include any change in the disclosure caused by the addition of a new sub-adviser. IMI will meet this condition by providing the shareholders with an information statement that meets certain requirements of the Securities Exchange Act of 1934, as amended, and the rules thereunder.

         (6) IDEX will disclose in its prospectus the existence, substance, and effect of the Sub-Adviser Approval Policy. The IDEX prospectus will prominently disclose that the investment adviser has ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee sub-advisers and recommend their hiring, termination, and replacement.

         (7) No Trustee or officer of IDEX or IMI will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by the Trustee or officer ) any interest in a sub-adviser, except for: (a) ownership of interests in IMI or any entity that controls, is controlled by, or is under common control with IMI; or (b) ownership of less than one percent (1%) of the outstanding securities of any class of equity or debt securities of a publicly traded company that is either a sub-adviser or an entity that controls, is controlled by, or is under common control with a sub-adviser.


In addition, in connection with the implementation of the Sub-Adviser Approval Policy, the Board and IMI may amend, from time to time, certain provisions of the sub-advisory agreements to reflect the terms and conditions of the Exemptive Order and the Sub-Adviser Approval Policy.

Reasons for Requesting Approval of the Sub-Adviser Approval Policy

The Board believes that providing IMI with maximum flexibility to perform those duties that shareholders expect IMI to perform - selecting, supervising and evaluating sub-advisers - without incurring the unnecessary delay or expense of obtaining shareholder approval is in the best interests of the Fund's shareholders because it will allow the Fund to operate more efficiently. Currently, in order for IMI to appoint a sub-adviser or materially amend a sub-advisory agreement, IDEX must call and hold a shareholders meeting of the Fund, create and distribute proxy materials, and solicit proxy votes from the Fund's shareholders. This process is time consuming and costly, and the costs are usually borne entirely by the Fund. Without the delay inherent in holding a shareholders meeting, the Fund would be able to act more quickly and with less expense to appoint a sub-adviser when the Trustees and IMI feel that the appointment would benefit the Fund.

Also, the IDEX Board believes that it is appropriate to allow the selection, supervision and evaluation of a sub-adviser to be done by IMI (subject to review and approval by the IDEX Board) in light of the management structure of IDEX, as well as IMI's significant experience and expertise in selecting sub-advisers and the shareholders' expectation that IMI will utilize that expertise to select the most competent sub-advisers. In the opinion of the Trustees, IMI has demonstrated that it has the requisite expertise to evaluate, select and supervise sub-advisers. The Board believes that many investors choose to invest in a fund because of IMI's experience and expertise in evaluating and choosing sub-advisers who can add the most value to a shareholder's investment in a Fund.

Finally, the Board will provide sufficient oversight of the sub-adviser selection process to ensure that shareholders' interests are protected whenever IMI selects a new sub-adviser or materially amends an existing sub-advisory agreements. The Board, including a majority of the Disinterested Trustees, will continue to evaluate and approve all new sub-advisory agreements as well as any amendments to existing sub-advisory agreements. In its review, the Board will analyze all factors that it considers to be relevant to the determination, including the nature, quality and scope of services provided by the sub-adviser. The Trustees will compare the investment performance of the assets managed by the sub-adviser with other accounts with similar investment objectives managed by other advisers and will review the sub-adviser's compliance with federal securities laws and regulations. The Board believes that its comprehensive review will ensure that IMI continues to act in the best interests of the Fund and its shareholders. Each sub-advisory agreement will continue to be subject to all provisions of the 1940 Act, except for the specific provisions of the 1940 Act for which relief was granted by the SEC in the Exemptive Order.

Shareholder Approval. The adoption of the Sub-Adviser Approval Policy requires an affirmative vote of a majority of outstanding shares or by proxy. Shareholders of each Fund will vote as separate classes on the proposal.

--------------------------------------------------------------------------------
       THE IDEX BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR APPROVAL" OF THE
                           SUB-ADVISER APPROVAL POLICY

--------------------------------------------------------------------------------

                               VOTING INSTRUCTIONS

Shareholders of record of the Fund who own shares of beneficial interest at the close of business on November 30, 2001 (the "Record Date") will be entitled to vote at the Meeting, including any adjournment(s) thereof, with respect to the Reorganization and Exchange, election of Trustees and the Sub-Adviser Approval Policy. Shareholders of the Fund are entitled to one vote for each share held and fractional votes for fractional shares held with no share having cumulative voting rights.

With respect to the Fund, the presence in person or by proxy, of a majority of the Fund shares outstanding and entitled to vote will constitute a quorum for the transaction of business at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposal is not received, the persons names as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the Fund's shares represented at the Meeting in person or by proxy (excluding abstentions and "broker non-votes," as defined below).

The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy is received in a timely manner and is properly executed. If we receive your proxy, and it is executed properly, but you give no voting instructions with respect to the proposal, your shares will be voted "FOR" the proposal set forth herein. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting.

Abstentions (proxies that are properly executed and returned and are accompanied by instructions to withhold authority to vote), or broker "non-votes" (shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power) will be considered present for purposes of determining the existence of a quorum for the transaction of business, but, not being cast, will have no effect on the outcome of matters.

You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the Secretary of IDEX at the above address prior to the Meeting; (b) by the subsequent execution and return of another proxy prior to the Meeting; or (c) by being present and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the Meeting.

The number of outstanding shares of beneficial interest for the Fund as of the Record Date are ________.

Beneficial Owners. Occasionally, the number of shares of the Fund held in the "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. Schedule __ of this Prospectus/Proxy Statement includes the person or persons that hold 5% or more of the Fund's outstanding Class A, Class B, Class C or Class M shares. On the Record Date, the following individuals had 5% or more of the voting securities of the Fund: (Information to Come)

Solicitation. The principal solicitation of proxies will be by the mailing of this Prospectus/Proxy Statement on or about December 12, 2001, but proxies may also be solicited by telephone and/or in person by representatives of IDEX, its affiliates, and ALAMO, a proxy services firm. The estimated cost for the services by ALAMO is $_____. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals. The cost of the Special Meeting, including the preparation and mailing of the Notice, Proxy Statement and proxies, and the solicitation of proxies, including reimbursement to broker-dealers and others who forward proxy materials to their clients, will be borne by the shareholders of the Fund.

As the date of the Meeting approaches, certain shareholders of the Fund may receive a call from a representative of IDEX or ALAMO if IDEX has not yet received their votes. Authorization to permit the IDEX representative to execute proxies may be obtained from shareholders by telephonic instructions. Proxies that are obtained telephonically in the solicitation process will be recorded in accordance with the procedures set forth below.

If a telephonic proxy is solicited by a representative, the representative is required to ask the shareholder for such shareholder's full name, address, social security or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the Proxy Statement in the mail. If the information solicited agrees with the information provided to the representative, then the representative has the responsibility to explain the process, read the proposal listed on the proxy card, and ask for the shareholder's instructions on such proposal. Although the representative is permitted to answer questions about the solicitation process, he or she is not permitted to recommend to the shareholder how to vote, other than to read the recommendation set forth in the Proxy Statement. The representative will record the shareholder's instructions on the card. Within 72 hours, IDEX will send the shareholder a letter or mailgram to confirm the shareholder's vote and ask the shareholder to call immediately if the shareholder's instructions are not correct in the confirmation.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, such shareholder may still submit the proxy card originally sent with the Proxy Statement or attend the Meeting in person. Any proxy given by a shareholder, whether in writing, via the internet, by telephone or by facsimile, is revocable. A shareholder may revoke the accompanying proxy or a proxy given telephonically, via the internet or by facsimile at any time prior to its use by filing with IDEX a written revocation or duly executed proxy bearing a later date. In addition, any shareholder that attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

Voting by telephone, via the Internet or by facsimile. Please follow the instructions that are included herein if you wish to cast your vote by telephone, via the Internet or by facsimile. Unless you later decide to change your vote, please vote only one time using the method that is most convenient for you.

                        FINANCIAL STATEMENTS AND EXPERTS

The financial statements incorporated in this Prospectus/Proxy Statement by reference to the Annual Report to Shareholders of IDEX Mutual Funds as of 10/31/00 and for each of the periods indicated, have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

In addition, the unaudited financial statements of the Fund (which commenced operation April, 2001) and the Acquiring Fund for the period ended April 30, 2001 have been incorporated herein by reference.

                                  OTHER MATTERS

The IDEX Trustees are not aware of any other matters which may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

               NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
                               AND THEIR NOMINEES

Please advise IDEX, in care of ALAMO, Attn: IDEX Mutual Funds, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

IT IS IMPORTANT THAT YOU VOTE PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCOSED, STAMPED ENVELOPE. OR IF YOU PREFER, VOTE BY TELEPHONE, VIA THE INTERNET OR BY FACSIMILE BY FOLLOWING THE INSTRUCTIONS INCLUDED HEREIN.

                                    EXHIBIT A
                      AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION dated _____ (the "Agreement") between IDEX American Century International (the "Fund") and IDEX International Equity (the "Acquiring Fund") of IDEX Mutual Funds ("IDEX"), a Massachusetts Business Trust.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Fund in exchange solely for shares of the Acquiring Fund and the assumption by the Acquiring Fund of certain liabilities of the Fund and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, both the Fund and the Acquiring Fund are registered, diversified, open-end management investment companies, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, both the Acquiring Fund and the Fund are authorized to issue their shares of common stock;

WHEREAS, the Board of Trustees of IDEX has determined that the exchange of all of the assets of the Fund and certain liabilities of the Fund for shares of the Acquiring Fund and the assumption of such liabilities is in the best interest of the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's existing shareholders would not be diluted as a result of this transaction; and

WHEREAS, the Board of Trustees of IDEX has determined that the exchange of all of the assets and certain of the liabilities of the Fund for shares of the Acquiring Fund and the assumption of such liabilities is in the best interest of the Fund's shareholders and that the interests of the Fund's existing shareholders would not be diluted as a result of the transaction.

NOW THEREFORE, in consideration of the premises and covenants and agreements hereinafter set forth, the parties agree as follows:

1. TRANSFER OF ASSETS OF THE FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF FUND LIABILITIES AND LIQUIDATION OF THE FUND.

         1.1 Subject to the terms and conditions contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash (subject to certain liabilities), and the Acquiring Fund agrees in exchange therefor (i ) to deliver to the Fund the number of Acquiring Fund shares, including fractional Acquiring Fund shares, determined as set forth in paragraph 2.3; and (ii) to assume certain liabilities of the Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing (the "Closing") on the closing date ("Closing Date") provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund shares, the Acquiring Fund shall credit the Acquiring Fund shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

         1.2 The Fund will endeavor to discharge all of its know liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund prepared by IDEX, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

         1.3 Delivery of the assets of the Fund to be transferred shall be made on the Closing Date and shall be delivered to State Street Bank, the IDEX custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, emcumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

         1.4 The Fund will pay or cause to be paid to the Acquiring Fund any interest received on or after the Closing Date with respect to assets transferred to the Acquiring Fund hereunder. The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

         1.5 As soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Fund will liquidate and distribute pro rata to the Fund's shareholders of record, determined as of the close of business on the Closing Date, Acquiring Fund shares received by the Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the applicable Acquiring Fund shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund's shareholders and representing the respective pro rata number of the applicable Acquiring Fund shares due such shareholders. All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund.

         1.6 Ownership of Acquiring Fund shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the IDEX current prospectus and statement of additional information.

         1.7 Any transfer taxes payable upon issuance of the Acquiring Fund shares in a name other than the registered holder of the Acquiring Fund shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund shares are to be issued and transferred.

         1.8 Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund is dissolved.

2.       VALUATION.

         2.1 The value of the Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of trading on the floor of the New York Stock Exchange (currently, 4:00 p.m., New York time), except that options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange, on the Closing Date (such time and date being hereinafter called the "Valuation Date"),using the valuation procedures set forth in the IDEX Declaration of Trust, as amended, (the "IDEX Charter"), and then-current prospectus or statement of additional information. In no event shall the same security held by both the Fund and the Acquiring Fund be valued at different prices.

         2.2 The net asset value of an Acquiring Fund share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's Charter and then-current prospectus or statement of additional information.

         2.3 The number of Acquiring Fund shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets of the Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund share, determined in accordance with paragraph 2.2.

         2.4 All computations of value shall be made in accordance with the regular practices of the Acquiring Fund.

3.       CLOSING AND CLOSING DATE.

         3.1 The Closing Date shall be February 28, 2001 or such later date as the parties may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held at 5:00 p.m., New York time, at the offices of IDEX, 570 Carillon Parkway, St. Petersburg, Florida 33716 or such other time and/or place as the parties may mutually agree.

         3.2 The Custodian shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Fund's portfolio securities, cash and any other assets have been delivered immediately following the closing and will conform to such information on the Fund's books immediately before the closing; and (b) all necessary taxes including all applicable stock transfer stamps have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities.

         3.3 If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

         3.4 The transfer agent for the Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund's shareholders and the number and percentage ownership of outstanding shares, respectively, owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund shares to be credited on the Closing Date to the Secretary of the Fund, or provide evidence satisfactory to the Fund that such Acquiring Fund shares have been credited to the Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

4.       REPRESENTATIONS AND WARRANTIES.

         4.1 The Fund represents and warrants to the Acquiring Fund as follows:

                  (a) The Fund is a series of IDEX Mutual Funds, a
                  Massachusetts Business Trust duly organized and validly existing under the laws of the State of Massachusetts and has power to own all of its properties and assets and to carry out its obligations under this Agreement.

                  (b) The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a open-end, diversified, management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

                  (c) The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the IDEX Declaration of Trust, as amended (the "Fund's Charter"), or its Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which it is bound.

                  (d) The Fund has no material contracts or other commitments outstanding (other than this Agreement) which will be terminated with liability to it on or prior to the Closing Date.

                  (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                  (f) The Statements of Assets and Liabilities of the Fund dated April 30, 2001, have not been audited as the Fund commenced operation in April 2001. The unaudited statement (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

                  (g) Since October 31, 2001, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in Section 1.2 hereof.

                  (h) At the Closing Date, all Federal and other tax returns and reports of the Fund required by law to have been filed by such dates shall have been filed, and all Federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                  (i) The Fund intends to meet, and to continue to meet, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                  (j) All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding shares of the Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph
                  3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund shares, nor is there outstanding any security convertible into any of the Fund shares.

                  (k) On the Closing Date, the Fund will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

                  (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the IDEX Board of Trustees and, subject to the approval of shareholders of the Fund, this Agreement will constitute the valid and legally binding obligation of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                  (m) The proxy statement of the Fund (the "Proxy Statement"), included in the Registration Statement referred to in paragraph 5.5 (other than information therein that has been furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

         4.2      The Acquiring Fund represents and warrants as follows:

                  (a) The Acquiring Fund is a series of IDEX Mutual Funds duly organized and validly existing under the laws of the State of Massachusetts and has power to carry on its business as it is now being conducted and to carry out its obligations under this Agreement.

                  (b) The Acquiring Fund is registered under the 1940 Act as an open-end, diversified management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                  (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the IDEX Charter or its Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                  (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                  (f) The Statements of Assets and Liabilities of the Acquiring Fund for the period ending October 31, 2000 were taken from the audited IDEX Mutual Funds financial statements, and are in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

                  (g) Since October 31, 2000 there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in Section 4.2(f) hereof.

                  (h) At the Closing Date, all Federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all Federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof.

                  (i) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                  (j) All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund's shares, nor is there outstanding any security convertible into any Acquiring Fund shares.

                  (k) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquiring Fund's Board of Trustees, and this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                  (l) The Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund and is based on information furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

5.       COVENANTS OF THE ACQUIRING FUND AND THE FUND.

         5.1 The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and distributions.

         5.2 The Fund will call a meeting of Fund shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

         5.3 Subject to the provisions of this Agreement, the Acquiring Fund and the Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

         5.4 As promptly as practicable, but in any case within sixty days after the Closing Date, the Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for Federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Fund's President or its Vice President and Treasurer.

         5.5 The Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement, referred to in paragraph 4.1(m), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act in connection with the meeting of the Fund shareholders to consider approval of this Agreement and the transactions contemplated herein.

         5.6 The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

6.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         6.1 All representations and warranties of the Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

         6.2 The Fund shall have delivered to the Acquiring Fund a statement of the Fund's assets and liabilities, together with a list of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Fund.

         6.3 The Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the IDEX President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

         7.2 The Acquiring Fund shall have delivered to the Fund on the Closing Date a certificate executed in its name by the IDEX President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

8.       FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND
         THE FUND.

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

         8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the IDEX Charter.

         8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state Blue Sky and securities authorities) deemed necessary by the Acquiring Fund or the Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Fund, provided that either party hereto may for itself waive any of such conditions.

         8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5 The Fund shall have declared a dividend or dividends which, together with all previous such shall have the effect of distributing to the Fund's shareholders all of the Fund's investment company taxable income for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods ending on or prior to the Closing Date; and all of its net capital gain realized in all taxable years or periods ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

         8.6 The parties shall have received an opinion of Sutherland Asbill & Brennan LLP substantially to the effect that for Federal income tax purposes:

                  (a) The transfer of all or substantially all of the Fund's assets in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code; (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund; (c) No gain or loss will be recognized by the Fund upon the transfer of the Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund shares to Fund shareholders in exchange for their shares of the Fund; (d) No gain or loss will be recognized by Fund shareholders upon the exchange of their Fund shares for the Acquiring Fund shares; (e) The aggregate tax basis for the Acquiring Fund shares received by each of the Fund's shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund shares to be received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and
                  (f) The tax basis of the Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Fund immediately prior to the Reorganization, and the holding period of the assets of the Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Fund.

9.       TERMINATION OF AGREEMENT.

         9.1 This Agreement and the transaction contemplated hereby may be terminated and abandoned by resolution of the Board of the Fund or of the Acquiring Fund, as the case may be, at any time prior to the Closing Date (and notwithstanding any shareholder vote) if circumstances should develop that, in the opinion of either Board, make proceeding with the Agreement inadvisable.

         9.2 If this Agreement is terminated and the transaction contemplated hereby is abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the directors, officers or shareholders of the Acquiring Fund or of the Fund, as the case may be, in respect of this Agreement, except that the parties shall bear the aggregate expenses of the transaction contemplated hereby in proportion to their respective net assets as of the date this Agreement is terminated or the exchange contemplated hereby is abandoned.

10.      WAIVER.

At any time prior to the Closing Date, any of the foregoing conditions may be waived by the IDEX Board on behalf of the Fund or of the Acquiring Fund if, in its judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

11.      MISCELLANEOUS.

         11.1 None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

         11.2 This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

         11.3 This Agreement shall be governed and construed in accordance with the internal laws of the State of Florida, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Fund and the Acquiring Fund shall be governed and construed in accordance with the internal laws of the State of Massachusetts without giving effect to principles of conflict of laws.

         11.4 This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

         11.5 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.


IN WITNESS WHEREOF, the Acquiring Fund and the Fund have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

                                       IDEX Mutual Funds on behalf of:

                                       IDEX INTERNATIONAL EQUTY


                                       By: /s/ JOHN R. KENNEY
                                           -------------------------------------
                                           John R. Kenney
                                           Chairman and Chief Executive Officer

ATTEST: /s/ John K. Carter
        --------------------
        John K. Carter, Esq.
        Secretary


                                       IDEX Mutual Funds on behalf of:

                                       IDEX AMERICAN CENTURY INTERNATIONAL


                                       By: /s/ JOHN R. KENNEY
                                           -------------------------------------
                                           John R. Kenney
                                           Chairman and Chief Executive Officer

ATTEST: /s/ John K. Carter
        --------------------
        John K. Carter, Esq.
        Secretary

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION
                         Relating to the Acquisition by
                IDEX INTERNATIONAL EQUITY (the "Acquiring Fund")
                     A Series of IDEX Mutual Funds ("IDEX")
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                                     1-888-

                                Of The Assets of
                       IDEX American Century International
                                A Series of IDEX

                                  Dated: December 13, 2001


This Statement of Additional Information, which is not a prospectus, supplements and should be read in connection with the Prospectus/Proxy Statement dated December 13, 2001, relating specifically to the proposed transfer of all of the assets and liabilities of IDEX American Century International (the "Fund") in exchange for shares of IDEX International Equity (the "Acquiring Fund"). The transfer is to occur pursuant to an Agreement and Plan of Reorganization. Each of the following documents accompanies this Statement of Additional Information and is incorporated herein by reference.

         1. The IDEX Prospectus and Statement of Additional Information dated March 1, 2001.

         2.       The IDEX Annual Report dated October 31, 2000.

         3.       The IDEX Semi-Annual Report dated April 30, 2001.

                               GENERAL INFORMATION

This Statement of Additional Information relates to the proposed transfer of substantially all of the assets and liabilities of IDEX American Century International to IDEX International Equity, in exchange for like shares of IDEX International Equity (the "Reorganization"). The aggregate net asset value of each share issued will have an aggregate net asset value equal to the aggregate net asset value of the shares of IDEX American Century International that were outstanding immediately before the effective time of the Reorganization.

         After the transfer of substantially all of its assets and liabilities in exchange for the Acquiring Fund, the Fund will distribute such shares to its shareholders in liquidation of the Fund. Each shareholder owning shares of the Fund at the effective time of the Reorganization will receive shares of the same Class from the Acquiring Fund of equal value, and will receive any unpaid dividends or distributions that were declared before the effective time of the Reorganization on shares of the Fund. The Acquiring Fund will establish an account for each former shareholder of the Fund reflecting the appropriate number of shares distributed to such shareholder. These accounts will be substantially identical to the accounts maintained by the Fund for each shareholder. Upon completion of the Reorganization with respect to the Fund, all outstanding shares of the Fund will have been redeemed and cancelled in exchange for shares distributed by the Acquiring Fund, and the Fund will wind up its affairs and be terminated as a series of IDEX under Massachusetts law.

For further information about the transaction, see the Proxy
Statement/Prospectus.

                   PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

         The unaudited pro forma information attached to this Statement of Additional Information as Exhibit A gives effect to the proposed transfer of substantially all of the assets and liabilities of the Fund to the Acquiring Fund as if such transfer had occurred as of December 31, 2000. In addition, the pro forma combined statements have been prepared based upon the fee and expense structure of the Acquiring Fund. The pro forma financial information should be read in conjunction with the historical financial statements and notes thereto of the Fund (which commenced operations in April
2001) and the Acquiring Fund, incorporated herein by reference in this Statement of Additional Information. The proposed transfer of the assets and liabilities of the Fund to the Acquiring Fund will be accounted for as a tax-free reorganization.

PRO FORMA SCHEDULE OF INVESTMENTS (Unaudited)
     April 30, 2001


                                                                 IDEX American           IDEX
                                                                   Century           International
                                                                 International          Equity                    Pro Forma Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                              % of
                                Description                   TNA   Shares     Value    Shares         Value    Shares       Value
-----------------------------------------------------------------------------------------------------------------------------------
Australia                                                      1.8%
     COMMON STOCK
        BHP, Ltd.                                                        365  $  4,018         -   $         -      365 $     4,018
        Brambles Industries, Ltd.                                          -         -     8,886       226,782    8,886     226,782
        Cable & Wireless Optus, Ltd. *                                     -         -    31,003        56,301   31,003      56,301
        Coles Myer, Ltd.                                                 919     3,253         -             -      919       3,253
        National Australia Bank, Ltd.                                    135     2,079         -             -      135       2,079
                                                                              --------             -----------          -----------
     Total Australia Common Stock                                                9,350                 283,083              292,433
                                                                              --------             -----------          -----------

Belgium                                                        0.0%
     COMMON STOCK
        Dexia                                                             29     4,576         -             -       29       4,576
                                                                              --------             -----------          -----------
     Total Belgium Common Stock                                                  4,576                       -                4,576
                                                                              --------             -----------          -----------

Brazil                                                         2.2%
     COMMON STOCK
        Embraer-Empresa Brasileira de Aeronautica SA ADR                   -         -     3,105       139,136    3,105     139,136
        Petroleo Brasileiro SA ADR *                                       -         -     4,837       131,392    4,837     131,392
        Telecomunicacoes Brasileiras Telebras SA ADR                       -         -       256        13,117      256      13,117
        Unibanco de Bancos Brasileiros SA GDR                              -         -     3,176        76,383    3,176      76,383
                                                                              --------             -----------          -----------
     Total Brazil Common Stock                                                       -                 360,028              360,028
                                                                              --------             -----------          -----------

Canada                                                         1.6%
     COMMON STOCK
        Alberta Energy Company, Ltd.                                      36     1,769         -             -       36       1,769
        Bombardier, Inc.                                                 247     3,577     4,841        70,103    5,088      73,680
        Canadian Pacific, Ltd.                                            62     2,429         -             -       62       2,429
        Celestica, Inc. ADR *                                             54     2,759         -             -       54       2,759
        CGI Group, Inc.   *                                                -         -    12,319        69,111   12,319      69,111
        Manulife Financial Corp.                                           -         -     3,921        98,682    3,921      98,682
        Molson, Inc. Class A                                               -         -       147         4,114      147       4,114
        National Bank of Canada                                           87     1,478         -             -       87       1,478
        Petro-Canada                                                     101     2,795         -             -      101       2,795
        Precision Drilling Corp. *                                        55     2,326         -             -       55       2,326
        Suncor Energy, Inc.                                              112     3,131         -             -      112       3,131
        Talisman Energy, Inc. *                                           63     2,565         -             -       63       2,565
                                                                              --------             -----------          -----------
     Total Canada Common Stock                                                  22,829                 242,010              264,839
                                                                              --------             -----------          -----------

Denmark                                                        0.2%
     COMMON STOCK
        Danske Bank A/S                                                  108     1,739         -             -      108       1,739
        ISS A/S *                                                         90     5,242         -             -       90       5,242
        Novo Nordisk A/S                                                 533    20,273         -             -      533      20,273
                                                                              --------             -----------          -----------
     Total Denmark Common Stock                                                 27,254                       -               27,254
                                                                              --------             -----------          -----------

Finland                                                        2.5%
     COMMON STOCK
        Nordic Baltic Holding AB                                                     -     8,071        48,331    8,071      48,331
        Sampo OY                                                                     -    21,645       226,588   21,645     226,588
        Stora Enso OY                                                                -     9,828       110,730    9,828     110,730
        Tieto Corp. OY                                                               -       289         8,897      289       8,897
                                                                              --------             -----------          -----------
     Total Finland Common Stock                                                      -                 394,546              394,546
                                                                              --------             -----------          -----------




                                                                 IDEX American           IDEX
                                                                   Century           International
                                                                 International          Equity                    Pro Forma Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                              % of
                                Description                   TNA   Shares     Value    Shares         Value    Shares       Value
-----------------------------------------------------------------------------------------------------------------------------------
France                                                        16.4%
     COMMON STOCK
        Alcatel SA                                                                   -     2,058        67,006    2,058      67,006
        Alstom                                                            51     1,470     9,900       285,440    9,951     286,910
        Altran Technologies SA                                            61     3,950         -             -       61       3,950
        Aventis SA                                                       269    20,834     3,044       235,752    3,313     256,586
        AXA-UAP                                                           18     2,124     1,947       229,728    1,965     231,852
        BNP Paribas SA                                                     -         -     2,219       197,252    2,219     197,252
        Carrefour SA                                                      42     2,424     3,870       223,334    3,912     225,758
        Coflexip SA ADR                                                    -         -       780        56,745      780      56,745
        European Aeronautic Defense and Space Company *                  216     3,928         -             -      216       3,928
        France Telecom                                                    69     5,019         -             -       69       5,019
        Groupe Danone                                                     30     3,899         -             -       30       3,899
        Lafarge SA *                                                      30     2,882         -             -       30       2,882
        Lagardere Group SA                                                 -         -     4,450       258,582    4,450     258,582
        L'Air Liquide SA                                                  26     3,917         -             -       26       3,917
        Lyonnaise des Eaux SA                                             64     9,459       739       109,224      803     118,683
        Michelin Generale de Etablissments                                 -         -     3,254       107,995    3,254     107,995
        Publicis SA                                                        -         -       894        30,138      894      30,138
        Publicis SA Warrants   *                                           -         -       686         1,308      686       1,308
        Sanofi SA                                                         45     2,699         -             -       45       2,699
        Schneider SA                                                       -         -       895        61,098      895      61,098
        Total SA                                                          88    13,116     2,440       363,661    2,528     376,777
        Usinor SA                                                        116     1,516         -             -      116       1,516
        Vinci SA                                                          95     5,563         -             -       95       5,563
        Vivendi Environnement SA                                          87     3,810         -             -       87       3,810
        Vivendi Universal SA                                             199    13,779     4,415       305,704    4,614     319,483
                                                                              --------             -----------          -----------
     Total France Common Stock                                                 100,389               2,532,967            2,633,356
                                                                              --------             -----------          -----------

Germany                                                        8.9%
     COMMON STOCK
        Allianz Holding AG                                                19     5,470         -             -       19       5,470
        Bayer AG                                                           -         -       397        16,658      397      16,658
        Bayerische hypo-und Vereinsbank AG                                 -         -     1,263        69,917    1,263      69,917
        Bayerische Motoren Werke (BMW) AG                                100     3,336     4,078       136,029    4,178     139,365
        Deutsche Bank AG                                                  43     3,500     2,542       206,909    2,585     210,409
        Deutsche Telekom AG                                              141     3,678         -             -      141       3,678
        Dresdner Bank AG                                                   -         -     2,845       129,604    2,845     129,604
        E.On AG                                                           81     4,070     1,580        79,406    1,661      83,476
        Fresenius Medical Care AG                                          -         -     1,450       108,055    1,450     108,055
        Henkel KGaA                                                        -         -     2,550       159,940    2,550     159,940
        Infineon Technologies AG   *                                     103     4,477         -             -      103       4,477
        Marschollek, Lautenschlaeger und Partner AG                       66     7,407         -             -       66       7,407
        Merck KGaA                                                         -         -     1,701        60,362    1,701      60,362
        Metallgesellschaft AG                                              -         -    13,076       147,325   13,076     147,325
        Muenchener Ruckversicherungs-Namen AG                             17     4,819       794       225,055      811     229,874
        Muenchener Ruckversicherungs-Namen AG Warrants                     -         -         4           285        4         285
        Pruessag AG                                                       99     3,320         -             -       99       3,320
        Schering AG                                                       80     3,952         -             -       80       3,952
                                                                              --------             -----------          -----------
     Total Germany Common Stock                                                 44,029               1,339,545            1,383,574
                                                                              --------             -----------          -----------

  NON-CONVERTIBLE PREFERRED STOCK                              0.3%
        Fresenius Medical Care AG                                          -         -       924        43,462      924      43,462
        SAP AG                                                            33     5,270         -             -       33       5,270
                                                                              --------             ------------         -----------
     Total Germany Non-Convertible Preferred Stock                               5,270                  43,462               48,732
                                                                              --------             ------------         -----------
     Total Germany stock                                                        49,299               1,383,007            1,432,306
                                                                              --------             ------------         -----------

Greece                                                         0.3%
     COMMON STOCK
        Hellenic Telecommunication Organization SA                         -         -     1,744        25,993    1,744      25,993
        Hellenic Telecommunication Organization SA ADR                     -         -     2,699        20,099    2,699      20,099
                                                                              --------             -----------          -----------
     Total Greece Common Stock                                                       -                  46,092               46,092
                                                                          -   --------             -----------          -----------

Hong Kong                                                      2.1%
     COMMON STOCK
        Cheung Kong, Ltd.                                                  -         -    15,217       169,748   15,217     169,748
        Giordano International, Ltd.                                       -         -   128,000        66,469  128,000      66,469
        Hutchison Whampoa, Ltd.                                            -         -       100         1,080      100       1,080
        Johnson Electric Holdings, Ltd.                                    -         -    54,000       101,435   54,000     101,435
                                                                              --------             -----------          -----------
     Total Hong Kong Common Stock                                                    -                 338,732              338,732
                                                                              --------             ------------         -----------






                                                                 IDEX American           IDEX
                                                                   Century           International
                                                                 International          Equity                    Pro Forma Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                              % of
                                Description                   TNA   Shares     Value    Shares         Value    Shares       Value
-----------------------------------------------------------------------------------------------------------------------------------
Ireland                                                        3.7%
     COMMON STOCK
        Bank of Ireland                                                    -         -    26,909       259,013   26,909     259,013
        CRH PLC                                                          157     2,627    11,448       191,544   11,605     194,171
        Elan Corp. PLC ADR *                                              78     3,912     1,768        88,665    1,846      92,577
        Jefferson Smurfit Group PLC                                        -         -    27,767        50,991   27,767      50,991
                                                                              --------             ------------         -----------
     Total Ireland Common Stock                                                  6,539                 590,213              596,751
                                                                              --------             ------------         -----------






                                                                 IDEX American           IDEX
                                                                   Century           International
                                                                 International          Equity                    Pro Forma Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                              % of
                                Description                   TNA   Shares     Value    Shares         Value    Shares       Value
-----------------------------------------------------------------------------------------------------------------------------------
Israel                                                         0.9%
     COMMON STOCK
        ECI Telecom, Ltd.                                                  -         -     7,197        49,084    7,197      49,084
        Teva Pharmaceutical Industries, Ltd. ADS                          77     4,192     1,585        86,303    1,662      90,495
                                                                              --------             ------------         -----------
     Total Israel Common Stock                                                   4,192                 135,387              139,579
                                                                              --------             ------------         -----------

Italy                                                          3.2%
     COMMON STOCK
        Alleanza Assicurazioni SpA                                       403     5,102         -             -      403       5,102
        Arnoldo Mondadori Editore SpA                                    615     5,892         -             -      615       5,892
        Banca Intesa SpA                                               1,333     5,002    52,407       196,665   53,740     201,667
        ENI SpA *                                                      2,014    13,793         -             -    2,014      13,793
        Riunione Adriatica di Sicurta SpA   *                              -         -    14,673       193,305   14,673     193,305
        Saipem SpA                                                         -         -    11,937        78,365   11,937      78,365
        Telecom Italia SpA                                               473     5,259       452         5,024      925      10,283
                                                                              --------             ------------         -----------
     Total Italy Common Stock                                                   35,048                 473,359              508,407
                                                                              --------             ------------         -----------

Japan                                                         11.8%
     COMMON STOCK
        Ajinomoto Company, Inc.                                          317     3,231         -             -      317       3,231
        Canon, Inc.                                                      248     9,730     5,000       196,173    5,248     205,903
        Eisai Company, Ltd.                                              193     4,949         -             -      193       4,949
        Fujitsu, Ltd.                                                      -         -    10,000       137,524   10,000     137,524
        Honda Motor Company, Ltd.                                        118     4,744         -             -      118       4,744
        Hoya Corp.                                                        22     1,442         -             -       22       1,442
        Itochu Corp.   *                                                   -         -    13,879        56,250   13,879      56,250
        Ito-Yokado Company, Ltd.                                         109     6,075         -             -      109       6,075
        JUSCO Company, Ltd.                                               74     1,850         -             -       74       1,850
        KAO Corp.                                                         89     2,261     6,000       152,409    6,089     154,669
        Keyence Corp.                                                     16     3,482         -             -       16       3,482
        Komatsu, Ltd.                                                      -         -    21,000       118,918   21,000     118,918
        Mazda Motors Corp.                                                 -         -    45,000       121,587   45,000     121,587
        Minebea Company, Ltd.                                              -         -    20,000       156,939   20,000     156,939
        Mitsubishi Heavy Industries, Ltd.                              1,443     5,895         -             -    1,443       5,895
        Mizuho Holdings, Inc.                                              -         -         9        55,406        9      55,406
        NEC Corp.                                                        623    11,365         -             -      623      11,365
        Nintendo Company                                                  39     6,278         -             -       39       6,278
        Nippon Telegraph & Telephone Corp.                                 -         -        15        95,255       15      95,255
        Nitto Denko Corp.                                                243     7,922         -             -      243       7,922
        Nomura Securities Company, Ltd.                                  429     9,058         -             -      429       9,058
        NTT Docomo, Inc.                                                   1    20,548         -             -        1      20,548
        Shin-Etsu Chemical Company, Ltd.                                   -         -     3,000       120,374    3,000     120,374
        Sony Corp.                                                       113     8,447     3,200       239,194    3,313     247,641
        Sumitomo Bank                                                    386     3,603         -             -      386       3,603
        Takeda Chemical Industries, Ltd.                                 112     5,400         -             -      112       5,400
        The Tokio Marine & Fire Insurance Company, Ltd.                  218     2,293         -             -      218       2,293
        Tokyo Electric Power                                               -         -     2,000        47,729    2,000      47,729
        Toshiba Corp.                                                      -         -    42,000       275,549   42,000     275,549
        Toyota Motor Corp.                                               186     6,184         -             -      186       6,184
                                                                              --------             ------------         -----------
     Total Japan Common Stock                                                  124,757               1,773,307            1,898,064
                                                                              --------             ------------         -----------

Mexico                                                         2.0%
     COMMON STOCK
        America Movil SA de C.V. ADS *                                     -         -     1,144        21,050    1,144      21,050
        Desc SA de C.V. ADR                                                -         -     2,723        21,511    2,723      21,511
        Desc SA de C.V. Series B                                           -         -    10,386         4,499   10,386       4,499
        Fomento Economico Mexicano SA de C.V. ADR                          -         -       212         8,098      212       8,098
        Grupo Carso SA de C.V. ADR *                                       -         -     2,322        11,548    2,322      11,548
        Grupo Financiero Banamex Accival  SA de C.V.                       -         -    99,336       185,657   99,336     185,657
        Grupo Financiero BBVA Bancomer SA de C.V. *                    2,000     1,609         -             -    2,000       1,609
        Grupo Televisa SA de C.V. GDR *                                    -         -     1,930        73,398    1,930      73,398
        Wal-Mart de Mexico SA de C.V.                                    537     1,297         -             -      537       1,297
                                                                              --------             ------------         -----------
     Total Mexico Common Stock                                                   2,906                 325,761              328,666
                                                                              --------             ------------         -----------





                                                                 IDEX American           IDEX
                                                                   Century           International
                                                                 International          Equity                    Pro Forma Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                              % of
                                Description                   TNA   Shares     Value    Shares         Value    Shares       Value
-----------------------------------------------------------------------------------------------------------------------------------
Netherlands                                                    7.4%
     COMMON STOCK
        ASM Lithography Holding NV   *                                     -         -     4,141       109,475    4,141     109,475
        Getronics NV                                                       -         -     3,568        17,346    3,568      17,346
        Gucci Group NV NYRS                                               28     2,549         -             -       28       2,549
        IHC Caland NV                                                      -         -     2,614       120,589    2,614     120,589
        ING Groep NV                                                     264    18,027     5,629       384,370    5,893     402,397
        Ispat International NV NYRS                                        -         -     3,342         9,191    3,342       9,191
        Koninklijke Ahold NV                                             613    19,034     5,638       175,061    6,251     194,095
        Koninklijke Numico NV                                              -         -     2,700       106,807    2,700     106,807
        Koninklijke (Royal) KPN NV                                         -         -     1,330        16,259    1,330      16,259
        Koninklijke (Royal) Philips Electronics NV NYRS                   73     2,248     6,154       180,765    6,227     183,013
        Royal Dutch Petroleum Company NYRS                                92     5,477         -             -       92       5,477
        STMicroelectronics NV NYRS                                        56     2,265         -             -       56       2,265
        TNT Post Group NV                                                 97     2,285         -             -       97       2,285
        Unilever NV                                                      132     7,471         -             -      132       7,471
        VNU NV                                                           209     8,688         -             -      209       8,688
        Wolters Kluwer NV                                                111     3,070         -             -      111       3,070
                                                                              --------             ------------         -----------
     Total Netherlands Common Stock                                             71,114               1,119,862            1,190,977
                                                                              --------             ------------         -----------

Poland                                                         0.3%
     COMMON STOCK
        Telekomunikacja Polska GDR 144A                                    -         -     9,730        52,548    9,730      52,548
                                                                              --------             ------------         -----------
     Total Poland Common Stock                                                       -                  52,548               52,548
                                                                              --------             ------------         -----------

Portugal                                                       0.2%
     COMMON STOCK
        Banco Comercial Portugues SA                                       -         -     6,585        28,275    6,585      28,275
                                                                              --------             ------------         -----------
     Total Portugal Common Stock                                                     -                  28,275               28,275
                                                                              --------             ------------         -----------

Russia                                                         0.0%
     COMMON STOCK
        Lukoil Holding Company ADR                                        71     2,953         -             -       71       2,953
                                                                              --------             ------------         -----------
     Total Russia Common Stock                                                   2,953                       -                2,953
                                                                              --------             ------------         -----------

Singapore                                                      0.5%
     COMMON STOCK
        Datacraft Asia, Ltd.                                               -         -    16,000        81,600   16,000      81,600
                                                                              --------             -----------          -----------
     Total Singapore Common Stock                                                    -                  81,600               81,600
                                                                              --------             ------------         -----------

South Korea                                                    1.7%
     COMMON STOCK
        Hyundai Motor Company, Ltd.                                      370     5,787         -             -      370       5,787
        Kookmin Bank GDR 144A                                              -         -       668         7,648      668       7,648
        Korea Telecom Corp. ADR                                            -         -     2,709        74,850    2,709      74,850
        Pohang Iron & Steel Company, Ltd. ADR                              -         -     4,317        86,383    4,317      86,383
        Samsung Electronics                                               60    10,433         -             -       60      10,433
        Samsung Electronics GDR 144A *                                     -         -       990        86,071      990      86,071
                                                                              --------             ------------         -----------
     Total South Korea Common Stock                                             16,220                 254,951              271,172
                                                                              --------             ------------         -----------

Spain                                                          2.4%
     COMMON STOCK
        Acciona SA                                                         -         -       607        21,486      607      21,486
        Repsol-YPF SA                                                      -         -     1,400        25,958    1,400      25,958
        Banco Popular Espanol SA                                         117     4,177         -             -      117       4,177
        Telefonica SA                                                    800    13,541    18,188       307,860   18,988     321,402
        Telefonica SA ADR *                                                -         -       229        11,510      229      11,510
                                                                              --------             ------------         -----------
     Total Spain Common Stock                                                   17,718                 366,814              384,532
                                                                              --------             ------------         -----------

Sweden                                                         1.4%
     COMMON STOCK
        Autoliv, Inc.                                                      -         -     7,709       154,104    7,709     154,104
        Investor AB Class B                                                -         -       690         8,444      690       8,444
        Invik & Company AB                                                 -         -       218        15,731      218      15,731
        Kinnevik Investments AB B-Free                                     -         -       590        13,233      590      13,233
        L.M. Ericsson Telephone Company Class B ADR                      390     2,508         -             -      390       2,508
        Nordea AB                                                        416     2,515         -             -      416       2,515
        Securitas AB                                                     236     4,591         -             -      236       4,591
        Svenska Handelsbanken AB                                           -         -     2,003        29,884    2,003      29,884
                                                                              --------             ------------         -----------
     Total Sweden Common Stock                                                   9,614                 221,396              231,010
                                                                              --------             ------------         -----------





                                                                 IDEX American           IDEX
                                                                   Century           International
                                                                 International          Equity                    Pro Forma Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                              % of
                                Description                   TNA   Shares     Value    Shares         Value    Shares       Value
-----------------------------------------------------------------------------------------------------------------------------------
Switzerland                                                    1.2%
     COMMON STOCK
        Credit Suisse Group                                               59    10,998       747       139,242      806     150,240
        Julius Baer Holding, Ltd.                                          2     8,666         -             -        2       8,666
        Nestle SA                                                          4     8,279         -             -        4       8,279
        Novartis AG                                                       11    17,088         -             -       11      17,088
        Swatch Group AG *                                                  7     7,748         -             -        7       7,748
        Syngenta AG   *                                                   40     2,026         -             -       40       2,026
                                                                              --------             ------------         -----------
     Total Switzerland Common Stock                                             54,805                 139,242              194,047
                                                                              --------             -----------          -----------

Taiwan                                                         1.4%
     COMMON STOCK
        United Microelectronics Corp. *                                    -         -    21,000       230,790   21,000     230,790
                                                                              --------             ------------         -----------
     Total Taiwan Common Stock                                                       -                 230,790              230,790
                                                                              --------             -----------          -----------

United Kingdom                                                15.0%
     COMMON STOCK
        ARM Holdings PLC   *                                             512     2,812         -             -      512       2,812
        BAE SYSTEMS PLC                                                              -    87,207       414,386   87,207     414,386
        Barclays PLC                                                     208     6,685         -             -      208       6,685
        Billiton PLC                                                                 -    13,926        68,362   13,926      68,362
        British American Tobacco Industries PLC                          450     3,547         -             -      450       3,547
        British Telecommunications PLC                                   537     4,275         -             -      537       4,275
        Cable & Wireless PLC                                               -         -    16,360       119,823   16,360     119,823
        Canary Wharf Finance PLC   *                                     391     2,978         -             -      391       2,978
        Capita Group PLC                                                 528     3,758         -             -      528       3,758
        Centrica PLC                                                   3,510    11,838         -             -    3,510      11,838
        Commercial Union PLC                                               -         -    24,059       332,309   24,059     332,309
        Compass Group PLC *                                              558     4,238     2,166        16,452    2,724      20,691
        Corus Group PLC                                                    -         -    27,000        27,492   27,000      27,492
        Diageo PLC                                                     1,172    12,269         -             -    1,172      12,269
        Dixons Group PLC                                                 801     2,799         -             -      801       2,799
        Energis PLC   *                                                  560     2,917         -             -      560       2,917
        Glaxo Wellcome PLC ADR                                            73     3,911         -             -       73       3,911
        Granada Compass PLC                                                -         -       142           380      142         380
        Great Universal Stores PLC                                       234     1,814         -             -      234       1,814
        Hays PLC                                                         707     3,344         -             -      707       3,344
        International Power PLC   *                                      745     3,197     8,769        37,627    9,514      40,823
        Invensys PLC                                                       -         -   129,670       271,944  129,670     271,944
        Logica PLC                                                       135     1,912         -             -      135       1,912
        Misys PLC                                                        269     2,443         -             -      269       2,443
        National Grid Group PLC                                            -         -     4,680        35,681    4,680      35,681
        Next PLC                                                         336     4,374         -             -      336       4,374
        Nycomed Amersham PLC                                               -         -    15,605       118,642   15,605     118,642
        Prudential PLC                                                   235     2,739    12,498       145,656   12,733     148,395
        Railtrack Group PLC                                                -         -       858         6,039      858       6,039
        Reckitt Benckiser PLC                                            326     4,428         -             -      326       4,428
        Reed International PLC                                         1,089    10,715    12,712       125,078   13,801     135,793
        Rentokil Initial Group PLC                                     2,432     6,621         -             -    2,432       6,621
        Royal and Sun Alliance Insurance Group PLC                     1,215     8,604    31,381       222,215   32,596     230,819
        Royal Bank of Scotland Group                                     283     6,536         -             -      283       6,536
        Safeway PLC                                                      994     4,571         -             -      994       4,571
        ScottishPower PLC                                                  -         -     1,207         7,659    1,207       7,659
        South African Breweries PLC                                      538     3,663         -             -      538       3,663
        Spirent PLC                                                      340     2,003         -             -      340       2,003
        Telewest Communications PLC   *                                1,292     2,539         -             -    1,292       2,539
        Tesco PLC                                                      1,594     5,683         -             -    1,594       5,683
        Vodafone Group PLC                                             4,301    13,060   104,204       316,451  108,505     329,511
        WPP Group PLC                                                    149     1,780         -             -      149       1,780
                                                                              --------             ------------         -----------
     Total United Kingdom Common Stock                                         152,054               2,266,196            2,418,250
                                                                              --------             ------------         -----------

United States                                                  0.7%
     COMMON STOCK
        AFLAC, Inc.                                                      218     6,932         -             -      218       6,932
        Alcan, Inc.                                                       84     3,738         -             -       84       3,738
        Amdocs, Ltd. *                                                    66     3,887         -             -       66       3,887
        Biovail Corp. *                                                    -         -     2,014        79,110    2,014      79,110
        NTL, Inc. *                                                       97     2,822         -             -       97       2,822
        Transocean Sedco Forex, Inc.                                     118     6,405         -             -      118       6,405
        Tyco International, Ltd.                                         293    15,638         -             -      293      15,638
                                                                              --------             ------------         -----------
     Total United States Common Stock                                           39,422                  79,110              118,532
                                                                              --------             -----------          -----------

                                                                              --------             -----------          -----------
     Total Common and Non-convertible Preferred Stock                          751,038              13,719,277           14,470,315
                                                                              --------             -----------          -----------




                                                                 IDEX American           IDEX
                                                                   Century           International
                                                                 International          Equity                    Pro Forma Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                              % of
                                Description                   TNA   Shares     Value    Shares         Value    Shares       Value
-----------------------------------------------------------------------------------------------------------------------------------
     Total Common and Non-convertible Preferred Stock cost                    --------             -----------          ----------




                                                                 IDEX American           IDEX
                                                                   Century           International
                                                                 International          Equity                    Pro Forma Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                           % of
                                Description                TNA     Shares     Value      Shares       Value    Shares      Value
-----------------------------------------------------------------------------------------------------------------------------------
Short-Term Securities                                      9.8%
   Time Deposit                                                  Principal             Principal               Principal
                                                                 ---------             ---------               ---------
    State Street Bank & Trust Eurodollar Time Deposit
    3.000%  5-1-2001                                            166,153   166,153            -           -     166,153      166,153
    3.250%  5-1-2001                                                  -         -    1,411,627   1,411,627   1,411,627    1,411,627
                                                                         --------               ----------              -----------
Total Short-Term Securities (cost equals value)                           166,153                1,411,627                1,577,780
                                                                         --------               ----------              -----------
                                                                 --------              --------               --------
                                                                 % of TNA              % of TNA               % of TNA
                                                                 ------------------------------------------------------------------
Total Investments                                                106.7%  $917,191       99.5%  $15,130,904     100.2%   $16,096,826
                                                                         --------              -----------              -----------
    Total investments cost                                               $886,915              $16,184,874              $17,071,789
                                                                         --------              -----------              -----------

Unrealized gain (loss) on Forward Foreign Currency
  Contracts
    A  2,679 Australian Dollar 5-1-2001 Buy                                     6                        -                       6
    A  541 Australian Dollar 5-1-2001 Buy                                       4                        -                       4
    B  2,468 British Pound 5-1-2001 Buy                                       (20)                       -                     (20)
    D  28,523 Danish Krone 5-1-2001 Buy                                       (24)                       -                     (24)
    E  13,835 Euro 5-2-2001 Sell                                                -                       93                      93
    E  17,036 Euro 5-2-2001 Buy                                              (266)                       -                    (266)
    E  2,181 Euro 5-1-2001 Buy                                                 34                        -                      34
    E  364 Euro 5-2-2001 Buy                                                    -                       (2)                     (2)
    E  4,846 Euro 5-2-2001 Sell                                                63                        -                      63
    E  5,598 Euro 5-3-2001 Buy                                                  -                      (29)                    (29)
    F  5,143 Swiss Franc 5-2-2001 Buy                                         (38)                       -                     (38)
    J  1,918,298 Japanese Yen 5-31-2001 Sell                                  147)                       -                     147
    J  4,687,939 Japanese Yen 5-2-2001 Buy                                   (131)                       -                    (131)
    J  496,365 Japanese Yen 5-1-2001 Buy                                      (33)                       -                     (33)
                                                                          --------             -----------             -----------
    Total Unrealized Net Gain (Loss) on Forward
       Foreign Currency Contracts                                            (258)                      62                    (196)
                                                                          --------             -----------            -----------
                                                                 ----------             --------             ---------
                                                                   % of TNA             % of TNA              % of TNA
                                                                 -----------------------------------------------------------------
    Other net assets (liabilities)                                -6.6%   (57,007)       0.5%      80,767        0.1%       23,760
                                                                         ---------            ------------            ------------
    Net Assets (100.0%)                                                  $859,926             $15,211,734              $16,071,659
                                                                         ---------            ------------            ------------

    * security is non-income producing.
    See accompanying notes to unaudited pro forma financial statements.



PRO FORMA STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
April 30, 2001
All numbers (except per share amounts) in thousands

                                                                IDEX
                                                              American              IDEX
                                                               Century          International
                                                            International           Equity       Adjustments   Pro Forma Fund
                                                       ----------------------------------------------------------------------------

ASSETS:
Investment securities, at market value                        $  917                $15,131           $ -          $16,048
Cash                                                              34                      5             -               39
Receivables:
  Investment securities sold                                      21                     29             -               50
  Shares of beneficial interest sold                               8                     13             -               21
  Interest                                                         -                      -             -                -
  Dividends                                                        1                     67             -               68
  Due from investment adviser                                      2                     18             -               20
Forward foreign currency contracts                                 -                      -             -                -
Other                                                              -                      2             -                2
                                                       -------------------------------------------------------------------
Total Assets                                                     983                 15,265             -           16,248
                                                       -------------------------------------------------------------------

LIABILITIES:
Accounts payable:
  Investment securities purchased                                120                      6             -              126
  Shares of beneficial interest redeemed                           -                      -             -                -
Accrued liabilities:
  Management and advisory fees                                     -                      -             -                -
  Distribution fees                                                -                      8             -                8
  Transfer agent fees and expenses                                 -                      3             -                3
Forward foreign currency contracts                                 -                      -             -                -
Other                                                              3                     36             -               39
                                                       -------------------------------------------------------------------
Total Liabilities                                                123                     53             -              176
                                                       -------------------------------------------------------------------
Net Assets                                                    $  860                $15,212           $ -          $16,072
                                                       ===================================================================

NET ASSETS CONSIST OF:
Shares of beneficial interest,
 unlimited shares authorized                                     833                 17,013             -           17,846
Undistributed net investment income
 (loss) or (distribution in excess
 of net investment income)                                         -                     (4)            -               (4)
Undistributed net realized gain
 (loss) from investments and
 foreign currency transactions                                    (4)                  (741)            -             (745)
Net unrealized appreciation
 (depreciation) of investments
 and translation of foreign
 denominated assets/liabilities                                   31                 (1,056)            -           (1,025)
                                                       -------------------------------------------------------------------
Net Assets                                                    $  860                $15,212           $ -          $16,072
                                                       -------------------------------------------------------------------
Investment securities, at cost                                $  887                $16,185           $ -          $17,072
                                                       ===================================================================

Net Assets: Class A                                           $  165                $ 7,177           $ -          $ 7,342
Net Assets: Class B                                              396                  5,890             -            6,286
Net Assets: Class C                                              133                  1,185             -            1,318
Net Assets: Class M                                              166                    960             -            1,126
                                                       -------------------------------------------------------------------
                                                              $  860                $15,212           $ -          $16,072
                                                       ===================================================================

Outstanding Shares: Class A                                       16                    667            (0)             683
Outstanding Shares: Class B                                       38                    560            (0)             598
Outstanding Shares: Class C                                       13                    113            (1)             125
Outstanding Shares: Class M                                       16                     91            (0)             107

Net Asset Value: Class A                                      $10.35                $ 10.75                        $ 10.75
Net Asset Value: Class B                                      $10.35                $ 10.51                        $ 10.51
Net Asset Value: Class C                                      $10.35                $ 10.51                        $ 10.51
Net Asset Value: Class M                                      $10.35                $ 10.55                        $ 10.55

Offering Price: Class A                                       $10.95                $ 11.38                        $ 11.38
Offering Price: Class M                                       $10.45                $ 10.66                        $ 10.66


Amounts shown as " - " represent amounts that are zero or those that round to less than $1,000. See accompanying notes to unaudited pro forma financial statements.

PRO FORMA STATEMENT OF OPERATIONS (Unaudited)
For the month ended April 30, 2001
All numbers (except per share amounts) in thousands

                                                                 IDEX                IDEX
                                                           American Century      International
                                                             International          Equity          Adjustments   Pro Forma Fund
                                                      ---------------------------------------------------------------------------
Investment Income:
Interest                                                         $ -              $    3                 $ -           $    3
Dividends                                                          1                  65                   -               66
Less withholding taxes on
 foreign dividends                                                 -                   -                   -                0
                                                      -----------------------------------------------------------------------
                                                                   1                  68                   -               69
                                                      -----------------------------------------------------------------------
Expenses:
Management and advisory fees                                       1                   9                   2               12
Transfer agent fees and expenses                                   1                   6                   -                7
Custody and accounting fees and expenses                           -                   8                  (1)               7
Registration fees                                                  2                   -                   -                2
Trustees fees and expenses                                         -                   -                   -                0
Audit fees and expenses                                            -                   1                   -                1
Other                                                              -                  13                   -               13

Distribution and service fees:
Class A                                                            -                   2                   -                2
Class B                                                            -                   5                   -                5
Class C                                                            -                   1                   -                1
Class M                                                            -                   1                   -                1
                                                      -----------------------------------------------------------------------
Gross Expenses                                                     4                  46                   1               51

Less fee waivers and reimbursements
 by the investment adviser                                        (3)                (20)                  2              (21)
                                                      -----------------------------------------------------------------------
Net Expenses                                                       1                  26                   3               30
                                                      -----------------------------------------------------------------------

Net Investment Income (Loss)                                       -                  42                  (3)              39
                                                      -----------------------------------------------------------------------

Realized Gain (Loss) on Investments,
 Futures/Options Contracts and
   Foreign Currency Transactions:
Net realized gain (loss) during the
 period on:
     Investments                                                  (2)                (28)                  -              (30)
     Futures/options contracts                                     -                   -                   -                0
     Foreign currency transactions                                (2)                  1                   -               (1)
                                                      -----------------------------------------------------------------------
                                                                  (4)                (27)                  -              (31)
                                                      -----------------------------------------------------------------------

Unrealized Gain (Loss) on Investments,
 Futures/Options Contracts and
 Foreign Currency Transactions:
Net unrealized appreciation (depreciation)
 during the period on:
  Investments                                                     31               1,014                   -            1,045
  Futures/options contracts                                        -                   -                   -                0
  Translation of assets and liabilities
   denominated in foreign currency                                 -                  (1)                  -               (1)
                                                      -----------------------------------------------------------------------
                                                                   31               1,013                  -            1,044
                                                      -----------------------------------------------------------------------

Net Gain (Loss) on Investments,
 Futures/Options Contracts
 and Foreign Currency Transactions                                27                 986                   -            1,013
                                                      -----------------------------------------------------------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                       $27              $1,028                 $(3)          $1,052
                                                      =======================================================================


Amounts shown as " - " represent amounts that are zero or those that round to less than $1,000. See accompanying notes to unaudited pro forma financial statements.

               AMERICAN CENTURY INTERNATIONAL-MERGER ADJUSTMENTS

Adjustments are not made to Statement of Assets and Liabilities as this statement is prepared assuming the merger takes place April 30, 2001.

Adjustments to the Statement of Operations need be considered since the statement is presented assuming the merger takes place on the first day of the most recent published financial statement period then ended for the accounting survivor, which is believed to be American Century since, even though its assets are smaller than the GE fund with which it is merging, other factors that sway the interpretation include: American Century is the "surviving" sub-adviser, along with their investment style, policies, management, as well as fee and expense structure. As an aside not affecting the proforma financial statements, Since GE is the larger fund and it's shareholders will own more than 50% of the combined fund, GE is the presumed tax survivor.

Adjustments:

1) Management fees
GEIE mgt fees are 0.80% on first $500M of net assets, whereas ACI is 1.00% 1st
 $50M which is enough to cover pro
 forma combined net assets.

Average Net Assets GEIE one month ended 4/30/01:                          Exp's       reimbt       net
                                                    14,375,715            46,000     (20,000)    26,000
Average Net Assets ACI one month ended 4/30/01:
                                                       709,633             3,796      (1,320)     2,476
                                                                        -------------------------------
Total                                                                     49,796     (21,320)    28,476
                                                                        ===============================
                                                    15,085,348
                                                          1.00%
--------------------------------------------------------------
                                                       150,853           proforma     actual      diff
                                                                                                -------
 One month amount:                                                        12,399      10,000    $ 2,399
                                                                                                =======

2) Custody/accounting
One fund is eliminated which reduces the monthly
per fund minimum though basis points chrg would
remain same; monthly per portf min of $2,300 goes
away, however due to proration among complex net
assets, effect is less therefore reduce an est.                                                 -------
$1,000.                                                                                         $(1,000)
                                                                                                =======


3) Audit
Would reduce however 1 month not significant enough to reduce by $1,000.

4) Registration fees
Registration fees-would be reduced over time
(excl. any one time fees to effect the reorg) but not significant enough to post an amount.

5) Other
Transfer agent assumed to change little as presume low redundancy in funds. Transfer agent, printing, legal, etc. ignores likely one time increase for merger related costs.

6) Expense Reimbursement
Higher cap should allow for the fund to absorb
increase and reimbursement goes down due to higher cap.
Combined expenses (gross)                                               $ 49,796
Estimated expense (reductions)/increases                                   1,000
                                                                      ----------
Adjusted proforma gross                                                   50,796
Max based on combined ANA and ACI cap + est 12b-1                         30,997
                                                                      ----------
Proforma reimbursement                                                   (19,799)
Actual reimbursement combined                                            (21,320)
                                                                      ----------
Reduction (increase) in reimbursement                                   $  1,521
                                                                      ==========

                                                                      ----------
Total expense effects:                                                  $  2,920
                                                                      ==========

AMERICAN CENTURY INTERNATIONAL-OTHER N-14 FINANCIAL INFO

Proforma expense ratios


Information from Adjustments sheet
GEIE mgt fees are 0.80% on first $500M of net assets, whereas ACI is 1.00% 1st $50M which is enough to cover pro forma combined net assets.

Average Net Assets GEIE one month ended 4/30/01:                       Exp's          reimbt         net        annualized
                                                        14,375,715     46,000        (20,000)       26,000        2.200%
Average Net Assets ACI one month ended 4/30/01:
                                                           709,633      3,796         (1,320)        2,476        4.548%
                                                                     -------------------------------------
Total                                                                  49,796        (21,320)       28,476
                                                                     =====================================
                                                        15,085,348
                                                              1.00%
-------------------------------------------------------------------
                                                           150,853
 One month amount:                                                     12,399


Data per 4/30/01 SAR:                                              Class A          Class B              Class C        Class M
(Net) exp ratio excluding credits                                    1.95%            2.60%                2.60%        2.50%
Gross exp ratio                                                      6.32%            6.97%                6.97%        6.87%
(Net) exp ratio including credits                                    1.95%            2.60%                2.60%        2.50%
Expense reduction (diff bet gross & net)                            -4.37%           -4.37%               -4.37%       -4.37%
Other exp (Gross - mgt fee - 12b-1)                                  4.97%            4.97%                4.97%        4.97%

Net expense change for proforma stmt of ops:                     $  2,920
Avg NAs                                                           709,633
                                                                 --------
                                                                    0.412%  1 mo
                                                                     5.01%  annualized
                                                                                             (ACI's exp structure)
Proforma Combined Expense Ratios:                                  Class A          Class B              Class C      Class M
Management Fee                                                       1.00%            1.00%                1.00%        1.00%
12-1 fee                                                             0.35%            1.00%                1.00%        0.90%
Other expenses                                                       9.98%            9.98%                9.98%        9.98%
                                                                   ----------------------------------------------------------
Total                                                               11.33%           11.98%               11.98%       11.88%
Expense reduction                                                   -9.38%           -9.38%               -9.38%       -9.38%
                                                                   ----------------------------------------------------------
                                                                     1.95%            2.60%                2.60%        2.50%
                                                                   ==========================================================

Expense example info-- see sep excel file


------------------------------------------------------------------------------------------------------------------------------------
(American Century International)
Capitalization
                                                                     ---------------------------------------------------------
                                                                             (ACI)             (GEIE)           Pro Forma
                                                                             Fund          Acquiring Fund     Acquiring Fund
                                                                     ---------------------------------------------------------
Total net assets:
                                                                     ---------------------------------------------------------
Class A                                                                    $165,327         $ 7,177,419          $ 7,342,746
                                                                     ---------------------------------------------------------
Class B                                                                     395,599           5,889,783            6,285,383
                                                                     ---------------------------------------------------------
Class C                                                                     132,921           1,184,514            1,317,434
                                                                     ---------------------------------------------------------
Class M                                                                     166,079             960,018            1,126,096
                                                                     ---------------------------------------------------------
Total                                                                      $859,926         $15,211,734          $16,071,659
                                                                     =========================================================
Net asset value per share:
                                                                     ---------------------------------------------------------
Class A                                                                    $  10.35         $     10.75          $     10.75
                                                                     ---------------------------------------------------------
Class B                                                                    $  10.35         $     10.51          $     10.51
                                                                     ---------------------------------------------------------
Class C                                                                    $  10.35         $     10.51          $     10.51
                                                                     ---------------------------------------------------------
Class M                                                                    $  10.35         $     10.55          $     10.55
                                                                     ---------------------------------------------------------

Shares outstanding:
                                                                     ---------------------------------------------------------
Class A                                                                      15,973             667,512              682,888
                                                                     ---------------------------------------------------------
Class B                                                                      38,240             560,223              597,851
                                                                     ---------------------------------------------------------
Class C                                                                      12,848             112,667              125,310
                                                                     ---------------------------------------------------------
Class M                                                                      16,052              90,997              106,740
                                                                     ---------------------------------------------------------
Total                                                                        83,114           1,431,399            1,512,789
                                                                     =========================================================
--------------------------------------------------------------------------------------------------------------------------------

                    Pro Forma Notes to Financial Statements
                          for Reorganization between
       IDEX American Century International and IDEX International Equity

                                April 30, 2001
                                  (unaudited)

1. General Information and Basis for Combination/Presentation

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed transaction whereby IDEX International Equity (the "Acquiring Fund") would acquire substantially all of the assets and assume substantially all the liabilities of IDEX American Century International (the "Fund") in exchange for Class A, B, C and M shares of the Acquiring Fund (in like proportion to the shares of the Fund) as described elsewhere in this proxy statement/prospectus. The Acquiring Fund will, in connection with the reorganization, subsequently change its name to IDEX American Century International.

Under the terms of the Agreement and Plan of Reorganization, the exchange of assets of the Fund for Class A, B, C and M shares of the Acquiring Fund will be treated as a tax-free reorganization and accordingly will be accounted for as a tax-free reorganization. The acquisition would be accomplished by an acquisition of the net assets of the Fund in exchange for Class A, B, C and M shares of the Acquiring Fund at net asset value. The unaudited pro forma schedule of investments and the unaudited pro forma statement of assets and liabilities have been prepared as though the acquisition had been effective on April 30, 2001. The unaudited pro forma statement of operations has been prepared as though the acquisition had been effective April 2, 2001, the date of commencement of operations of the Fund, which management believes to be the survivor for financial statement purposes.

The accompanying pro forma financial statements should be read in conjunction with the financial statements and schedules of investments of the Fund and the Acquiring Fund, which are included in the IDEX Mutual Funds semiannual and annual reports dated April 30, 2001 and October 31, 2000, respectively.

2. Organization and Significant Accounting Policies

The Fund, a separate series of IDEX Mutual Funds, ("IDEX"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The significant accounting policies consistently followed by the Fund are:

  Multiple class operations and expenses: The Fund currently offers for sale four classes of shares, each with a public offering price that reflects different sales charges, if any, and expense levels. Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class based upon a simultaneous equation methodology as permitted under Rule 18f-3 of the 1940 Act. Each fund of IDEX bears its own specific expenses as well as a portion of general common expenses.

  Security valuations: Fund investments traded on an exchange are stated at the last reported sales price on the day of valuation on the exchange where the security is principally traded. Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price. Debt securities are valued by independent pricing services; however, those that mature in sixty days or less are valued at amortized cost, which approximates market. Other securities for which quotations are not readily available are valued at fair value determined in such a manner as the adviser and sub-advisers, under the supervision of the Board of Trustees and the IDEX Valuation Committee, determine in good faith.

  Security transactions and related investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as a fund is informed of the ex-dividend date. Interest income, adjusted for discounts and premiums, is recorded on the accrual basis commencing on the settlement date.

  Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gains or losses from investments. Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received. Foreign currency denominated assets may involve risks not typically associated with domestic transactions, including unanticipated movements in exchange currency rates, the degree of government supervision and regulation of security markets, and the possibility of political or economic instability.

  Federal taxes: No provisions for Federal income or excise taxes have been made as the fund intends to distribute substantially all net income and realized gains to shareholders and otherwise qualify as regulated investment companies under the Internal Revenue Code.

  Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

  Reclassifications are made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryforwards) under Federal income tax regulations. Certain reclassification adjustments are made among undistributed net investment income, undistributed net realized gains and shares of beneficial interest due to different book and tax accounting for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

3. Pro Forma Adjustments

The accompanying unaudited pro forma schedule of investments and pro forma statement of assets and liabilities reflect changes as if the reorganization had taken place on April 30, 2001, and the unaudited statement of operations reflects adjustments to certain expenses to reflect the Funds' operations as if the reorganization had taken place as of April 2, 2001.

4. Management Agreement and Other Transactions

IDEX Management, Inc. ("IMI"), a subsidiary of AUSA Holding Company, is the investment adviser of the Fund. The Fund pays IMI a management fee calculated at an annual rate of 1.00% of the fund's average daily net assets on the first $50 million, 0.95% on the next $100 million, 0.90% on the next $350 million, and 0.85% on net assets over $500 million. This fee is calculated daily and paid monthly. IMI and its affiliates also provide certain administrative services to the Fund.

                            PART C: OTHER INFORMATION

Item 15. Indemnification

Reference is made to the Registrant's Declaration of Trust, and the Registrant's By-Laws.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission ("SEC") such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

         1. Declaration of Trust and all amendments are incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. 33-2659 ), as filed with the SEC.
         2. (a) Amended and Restated By-Laws are incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. 33-2659 ), as filed with the SEC.
         3.       Not applicable.
         4. Form of Agreement and Plan of Reorganization is filed herewith as Exhibit A.
         5.       Not Applicable.
         6. (a) Form of Investment Advisory Agreements are incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. 33-2659), Amendment No. 33 as filed with the SEC on December 17, 1999 (IDEX GE U.S. Equity) and Amendment No. 41 as filed with the SEC on December 15, 2000 (IDEX American Century Income & Growth).
                  (b) Form of Sub-Advisory Agreements are incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. 33-2659), Amendment No. 33 as filed with the SEC on December 17, 1999 (IDEX GE U.S. Equity) and Amendment No. 41 as filed with the SEC on December 15, 2000 (IDEX American Century Income & Growth).
         7. Distribution Agreement is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No.33-2659 ), Amendment No. 33 as filed with the SEC on December 17, 1999 (IDEX GE U.S. Equity) and Amendment No. 41 as filed with the SEC on December 15, 2000 (IDEX American Century Income & Growth).
         8.       Not. Applicable.
         9. Custodian Agreement is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File
                  No. 33-2659), Amendment No. 25 as filed with the SEC on 1/31/97.
         10.
         11.      Opinion and Consent of John Carter, Esq. is filed herewith.
         12. Form of opinion of Sutherland Asbill at Brenner LLP with respect to tax matters is filed herewith. (to be filed by amendment)
         13. Transfer Agent Agreement, Administrative Services Plan and Multiple Class Plan are incorporated herein by reference to the Registrant's Registation Statement on Form N-1A (File No. 33-2659), Amendment No. ___ as filed with the SEC on
         14.      Consents of Independent Public Accountant are filed herewith.
         15.      Not Applicable.
         16. Power of Attorney for the Registrant is incorporated herein by reference to the Registrant's Registration Statement on Form N-1A (File No. 33-2659) as filed with the SEC.
         17.      (a) Form of proxy card is filed herewith.
                  (b) The Registrant's Annual Report, dated 10/31/00, is incorporated herein by reference.

                  (c) Prospectus and Statement of Additional Information of IDEX, dated March 1, 2001, are incorporated herein by reference to Amendment No. 42 to the Registrant's Registration Statement on Form N-1A (File No. 33-2659) as filed with the SEC.
                  (d) IDEX Annual Report dated October 31, 2000 is incorporated by reference.
                  (e) Registrant's Semi-Annual Report dated April 30, 2001 is incorporated by reference.


Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at the time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant in the City of St. Petersburg and the State of Florida on the 8th day of November, 2001.

                                   IDEX Mutual Funds



                                   /s/ JOHN R. KENNEY
                                   ------------------
                                   John R. Kenney
                                   Chairman, Trustee and Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

/s/ JOHN R. KENNEY                Chairman, Trustee & CEO            November 8, 2001
----------------------------
John R. Kenney


/s/ PATRICK S. BAIRD              President and Trustee              November 8, 2001
----------------------------
Patrick S. Baird*                 (Principal Executive Officer)


/s/ THOMAS R. MORIARTY            Senior Vice President              November 8,  2001
----------------------------      Treasurer and Principal
Thomas R. Moriarty                Financial Officer


/s/ CHRISTOPHER G. ROETZER        Vice President, Assistant          November 8,  2001
----------------------------      Treasurer and Principal
Christopher G. Roetzer            Accounting Officer


/s/ PETER R. BROWN                Vice Chairman & Trustee            November 8,  2001
----------------------------
Peter R. Brown *


/s/ DANIEL CALABRIA               Trustee                            November 8, 2001
----------------------------
Daniel Calabria *


/s/ JAMES L. CHURCHILL            Trustee                            November 8,  2001
----------------------------
James L. Churchill *

/s/ CHARLES C. HARRIS             Trustee                            November 8, 2001
----------------------------
Charles C. Harris*


/s/ WILLIAM W. SHORT, JR.         Trustee                            November 8, 2001
----------------------------
William W. Short, Jr. *


/s/ JACK E. ZIMMERMAN             Trustee                            November 8, 2001
----------------------------
Jack E. Zimmerman *





/s/ JOHN K. CARTER
----------------------------
*Signed by John K. Carter
 Attorney in Fact

                                  EXHIBIT INDEX


Exhibit No.                             Description

A*                Agreement & Plan of Reorganization

11                Opinion and Consent of John K. Carter, Esq

14                Consent of Independent Public Accountants

17(a)             Form of Proxy Card

*  See Prospectus/Proxy Statement